UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-2668

Oppenheimer Rochester AMT-Free Municipal Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices)  (Zip code)

Cynthia Lo Bessette

OFI Global Asset Management, Inc.

225 Liberty Street, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end:  July 31

Date of reporting period:  1/29/2016

Item 1.  Reports to Stockholders.

Semiannual Report	1/31/2016

Oppenheimer

Rochester®

AMT-Free

Municipal Fund

Class A Shares

AVERAGE ANNUAL TOTAL RETURNS AT 1/29/16*

	Class A Shares of the Fund
	Without Sales Charge	With Sales Charge	Barclays Municipal Bond Index
6-Month	5.81%	0.79%	3.66%

1-Year	3.85	-1.09	2.71

5-Year	10.30	9.24	5.75

10-Year	2.54	2.05	4.81

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns include changes in share price, reinvested distributions, and a 4.75% maximum applicable sales charge except where “without sales charge” is indicated. Current performance may be lower or higher than the performance quoted. Returns for periods of less than one year are not annualized. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677).

Our Twitter handle is @RochesterFunds.

*January 29, 2016 was the last business day of the Fund’s reporting period. See Note 2 of the accompanying Notes to Financial Statements. Index returns are calculated through January 31, 2016.

2        OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

An Important Update

to the Fund Performance Discussion

Update (as of March 14, 2016): In the weeks that followed the end of this reporting period, several developments occurred that we believe warrant attention from this Fund’s shareholders:

On February 1, 2016, Puerto Rico made its debt-service payments on securities issued by the Puerto Rico Sales Tax Financing Corporation. The payment for these bonds, which are known as COFINAs, was 99% funded at the end of December and totaled approximately $322 million. The COFINAs are backed by the sales and use tax. The Municipal Finance Authority (MFA) also made its payments on February 1. As expected, the Puerto Rico Finance Corporation (PFC) defaulted on its February 1, 2016 payments.

Also on February 1, Puerto Rico proposed a voluntary “bond exchange” that it said would reduce its debt burden to $26.5 billion, from $49.2 billion. Under the proposal, creditors would exchange existing bonds for “base bonds” and “growth bonds.” Interest payments on the former would not begin until 2018, and payments on the latter would start a decade after the close of the exchange offer—but only if certain revenue levels have been achieved. Many market participants were critical of this proposal’s viability.

Officials from Puerto Rico appeared at a February 2, 2016 hearing of the U.S. House Natural Resources Committee’s Subcommittee on Indian, Insular, and Alaska Native Affairs. The hearing included lengthy discussions about the benefits of establishing a federal control board to help the Commonwealth remedy its fiscal woes. Oppenheimer Rochester continues to believe that such a board would prove beneficial to the government and its authorities, to bondholders and to the people of Puerto Rico. Subcommittee members continued to press for audited financials from the Commonwealth.

Also in early February, the U.S. Supreme Court announced that it would hear arguments related to the validity of the Puerto Rico Public Corporation Debt and Recovery Act (“the Recovery Act”) on March 22.

On February 10, 2016, Sen. Orrin Hatch, chairman of the Senate Finance Committee, sent Gov. Alejandro Garcia Padilla a long list of questions and asked for a response by March 1. During a press conference on March 2, the governor said that his office was still working on its response, noting “I do not accept ultimatums from anyone.”

3        OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

On February 16, 2016, Governor Padilla signed legislation related to the December 2015 debt-restructuring agreement between PREPA, the Commonwealth’s electric utility authority, and its forbearing bondholders. The deadline for submitting a rate proposal to the Commonwealth’s Energy Commission was extended to April 22, from March 1.

Also on February 16, Puerto Rico released draft financials for fiscal year 2014. Later in the month, the governor said he expected that year’s audited financials to be ready April 1. In his State of the Commonwealth speech on February 29, the governor chided those who have insisted on seeing the audited financials before agreeing to help Puerto Rico.

On February 24, 2016, OppenheimerFunds, Franklin Advisers and the First Puerto Rico Family of Funds sent a letter to the chairman of the Puerto Rico House Committee on Finance and Budget, Rafael “Tatito” Hernández Montañez, and Puerto Rico’s legislators. The letter addressed the rhetoric coming from the Commonwealth about plans to weaken the COFINA bond structure and protections. Details about the letter can be found at www.oppenheimerfunds.com/puerto_rico.

The next day, two more hearings were held at the U.S. House on developments in Puerto Rico.

In early March, The Bond Buyer reported that PRASA, the Commonwealth’s aqueduct and sewer authority, had created a contingency plan to use if it cannot access the credit markets. On March 10, the Puerto Rico House passed legislation that would allow PRASA to issue new debt and avoid a rate hike; the Puerto Rico Senate has yet to vote on the legislation, which includes several prerequisites.

On March 8, 2016, the governor agreed to postpone until June 1 a 6.5 percentage point increase in the Commonwealth’s business-to-business service tax. This decision is expected to delay Puerto Rico’s transition to a value-added tax, originally slated to begin April 1. Meanwhile, there are calls for the Commonwealth’s tax system to be overhauled.

Our team continues to be an active participant in negotiations with Puerto Rico officials. Shareholders should be confident that we will continue to work to protect our shareholders’ best interests.

4        OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

Fund Performance Discussion

Amid low interest rates during the 6-month reporting period that ended January 29, 2016, the last business day of this reporting period, Oppenheimer Rochester AMT-Free Municipal Fund provided a total return at net asset value (NAV) of 5.81% and generated high levels of tax-free income. The Fund’s Class A shares provided a distribution yield of 5.89% at NAV at the end of this reporting period. At the end of January 2016, the Fund’s Class A shares were ranked second, behind this Fund’s Class Y shares, in Lipper’s General & Insured Municipal Debt Funds category for 12-month distribution yield, a calculation that compares fund yields for the trailing 12 months. The Fund also outperformed the Barclays Municipal Bond Index, its benchmark, by 215 basis points.

MARKET OVERVIEW

The Fed Funds target rate, the short-term interest rate set by the Federal Open Market Committee (FOMC), was increased to the range of 0.25% to 0.50% on December 16, 2015, seven years to the day after it had been reduced to the range of zero to 0.25%. The last increase – to 5.25% – was announced June 29, 2006. Despite ongoing concerns about low inflation due to decreasing oil prices and low import prices, the Fed cited steady job growth and a near-normal unemployment rate of 5% as reasons for the increase. In a statement following the December meeting, Fed officials said they expect the economy to

The average 12-month distribution yield in Lipper’s General & Insured Municipal Debt Funds category was 3.09% at the end of this reporting period. At 5.89%, the 12-month distribution yield at NAV for this Fund’s Class A shares was 280 basis points higher than the category average.

warrant only “gradual increases” over the next few years, projecting that interest rates would rise one percentage point per year.

YIELDS & DISTRIBUTIONS FOR CLASS A SHARES

Dividend Yield w/o sales charge	5.89%

Dividend Yield with sales charge	5.60

Standardized Yield	4.51

Taxable Equivalent Yield	7.97

Last distribution (1/26/16)	$0.034

Total distributions (8/1/15 to 1/31/16)	$0.209

Endnotes for this discussion begin on page 17 of this report

5        OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

Many market watchers had predicted the FOMC would raise the Fed Funds target rate at the September 2015 meeting, but the Fed decided otherwise. Citing “underutilization of labor resources and inflation continuing to run below the committee’s longer-run objective,” the Committee voted to keep the short-term rate at zero to 0.25%.

In a speech after the September meeting, Chairman Janet Yellen tried to quell the resulting market volatility saying, “It will likely be appropriate to raise the target range of the Federal Funds rate sometime later this year, and to continue boosting short-term rates at a gradual pace thereafter as the labor market improves further and inflation moves back to our 2% objective.”

While not definitive by any measure, the statement was more specific than earlier announcements from the Fed.

In November 2015, Ms. Yellen again indicated that the central bank would bump up rates slowly, a message that was repeated after the December 2015 increase. The Fed has suggested four rate hikes in 2016 but stressed that the recovery remains slow, and inflation is still feeble. “Rate increases could be faster or slower, based on economic data,” Fed officials said after the December meeting.

The Fed kept interest rates unchanged at the January 2016 meeting, but left open the possibility it could raise short-term rates when it reconvenes in March 2016. In a press release, the Fed indicated it was closely monitoring the global economy and financial markets, noting that economic growth had slowed since late 2015 and inflation continued to run below the target 2% level.

We remind investors that a change in the Fed Funds rate does not automatically translate into a change in longer-term interest rates, which are determined by the marketplace.

On January 29, 2016, yields on high-grade municipal bonds at the short end of the yield curve were higher than they had been 6 months earlier. However, prices of longer-term, high-grade munis rallied during the same period, and their yields declined. No matter what the Fed does, this Fund’s investment team will seek to meet investors’ desires for competitive levels of tax-free income by searching for value in the muni market.

As of January 29, 2016, the average yield on 30-year, AAA-rated muni bonds was 2.79%, down 41 basis points from July 31, 2015. The average yield on 10-year, AAA-rated muni bonds was 1.81% on January 29, 2016, down 43 basis points from the July 2015 date, and the average yield on 1-year, AAA-rated muni bonds was 0.35%, up 7 basis points from the July 2015 date.

Successful investors, we have found, maintain a long-term perspective regardless of the specific developments associated with any given reporting period. To maximize the benefits that municipal bond funds seek to provide, many investors reinvest their

6        OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

dividends and allow the income generated from their investments to compound over time.

FUND PERFORMANCE

Oppenheimer Rochester AMT-Free Municipal Fund held more than 780 securities as of January 29, 2016. The Fund was invested in a broad range of sectors, providing shareholders with a diversity of holdings that we believe would be difficult and costly to replicate in an individual portfolio.

Market conditions created pressure on the dividends of many fixed-income funds this reporting period. This Fund’s Class A dividend, which was 3.5 cents per share at the outset of the reporting period, was reduced to 3.4 cents per share beginning with the January 2016 payout. In all, the Fund distributed 20.9 cents per Class A share this reporting period.

Nonetheless, the tax-exempt status of the Fund’s distributions of net investment income was a boon to investors seeking competitive levels of tax-free income. For a taxable investment to have provided a greater benefit than an investment in this Fund, it would have had to yield more than 7.97%, based on the Fund’s standardized yield as of January 31, 2016, and the top federal income tax rate for 2015. As long-time investors know, yields on fixed-income funds rise when share prices fall, and yields have historically contributed the lion’s share of the long-term total returns generated by bonds.

Municipal bonds backed by proceeds from the tobacco Master Settlement Agreement (the MSA), the national litigation settlement with U.S. tobacco manufacturers, represented 14.2% of the Fund’s total assets (14.4% of net assets) at the end of this reporting period.

We believe the securities we hold in this sector are fundamentally sound credits, and we like that “tobacco bonds” can provide tax-exempt income for investors as well as benefits to the issuing states and territories. During this reporting period, our long-term view of the sector continued to be bullish and, given attractive valuations, we believe that it is likely we will continue to hold a greater percentage of tobacco bonds in our portfolios than our peers. As in prior reporting periods, the tobacco bonds this Fund held during this reporting period, one of which was issued in the Commonwealth of Puerto Rico, made all scheduled payments of interest and principal on time and in full.

As of January 29, 2016, the Fund was invested in the hospital/healthcare sector, which represented 13.8% of total assets (14.1% of net assets). Most of the Fund’s holdings in this sector are investment grade, though the Fund also invests across the credit spectrum in this sector.

The Fund’s holdings in municipal bonds issued by utilities represented 11.1% of total assets (11.3% of net assets) at the end of this reporting period. This set of holdings included sewer utilities with 5.2% of total assets (5.3% of net assets), electric utilities with 4.3% of

7        OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

total assets (4.4% of net assets), water utilities with 1.1% of total assets (1.1% of net assets), and gas utilities with 0.5% of total assets (0.5% of net assets) as of January 29, 2016. Our holdings in these sectors consist of securities in the mid-range of the credit spectrum and include bonds issued by PREPA (Puerto Rico’s electric utility authority) and PRASA (its aqueduct and sewer authority).

Securities issued in the Commonwealth of Puerto Rico, which are exempt from federal, state and local income taxes, represented 8.9% of the Fund’s total assets (9.1% of net assets) at the end of this reporting period. Puerto Rico’s “tobacco bonds” are excluded from this figure, as they are backed by proceeds from the tobacco MSA and included in this Fund’s tobacco holdings. The Fund’s Puerto Rico holdings, some of which are insured, include general obligation (G.O.) debt – which is backed by the full faith and taxing authority of state and local governments – and securities from many different sectors.

Most of the Fund’s investments in securities issued in Puerto Rico are supported by taxes and other revenues and are designed to help finance electric utilities, highways and education, among other things. At the beginning of 2016, the Commonwealth made virtually all of the nearly $1 billion in payments due. A full payment of $368 million was received to cover the debt-service obligations on Puerto Rico’s G.O. securities. PREPA also made a full payment of $215 million.

Two authorities, the Puerto Rico Finance Corporation (PFC) and the Puerto Rico Infrastructure and Finance Authority (PRIFA), defaulted on $37 million. According to Gov. Alejandro García Padilla, these defaults were the result of the emergency measure he authorized to divert revenue and use it to ensure that other debt was paid in full. The Puerto Rican government decided not to make the PFC appropriation, and PRIFA revenues were subject to a “claw back.” Three bond insurers – Ambac, Assured Guaranty and FGIC – have sued the Commonwealth, arguing that the revenues should not have been diverted. On the last day of this reporting period, the Commonwealth filed a motion to dismiss the suits filed by Ambac and Assured Guaranty, which were joined.

Puerto Rico remained in the news throughout this reporting period. On August 21, 2015, the Commonwealth petitioned the U.S. Supreme Court to overturn a February 6, 2015 federal district court ruling that the Puerto Rico Public Corporation Debt Enforcement and Recovery Act (the “Recovery Act”) violated the U.S. Constitution and was invalid. As you may recall, the Recovery Act was passed in late June 2014 and the Oppenheimer Rochester municipal bond funds filed suit immediately, challenging the legislation that was designed to allow PREPA, PRASA and PRHTA (Puerto Rico’s highway authority) to restructure their debt under the supervision of a Commonwealth court. Five months later, a federal appeals court unanimously affirmed the judge’s decision.

8        OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

The Rochester Portfolio Management Team

Dan Loughran, CFA	Scott Cottier, CFA	Troy Willis, JD, CFA	Mark DeMitry, CFA
Team Leader and	Senior Portfolio	Senior Portfolio	Senior Portfolio
Senior Portfolio	Manager	Manager	Manager
Manager

Michael Camarella, CFA Senior Portfolio Manager	Charlie Pulire, CFA Senior Portfolio Manager	Elizabeth Mossow, CFA Portfolio Manager

In its petition, the Commonwealth argued that Puerto Rico’s issuers should have the right to restructure their debt pursuant to the terms set forth in the Commonwealth’s Recovery Act. As bondholders, we see things differently: The Commonwealth and its issuers agreed to specific and carefully constructed bond covenants when they sold securities, and the contracts should be honored.

On December 4, 2015, the U.S. Supreme Court agreed to hear the Commonwealth’s appeal of the district court and appellate court decisions. Although we cannot guarantee that Oppenheimer Rochester will once again prevail, we continue to believe our legal arguments are strong and wish to assure shareholders that our team will always stand up for bondholders’ best interests. A Supreme Court ruling on the Commonwealth’s petition is expected in June 2016.

Throughout this reporting period, the market also reacted to developments related to the forbearance agreement that was reached in August 2014 between PREPA and many of its

9        OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

The Rochester Credit Research Team

Rich Stein, CFA	Chris Weiler, CFA	Bob Bertucci, CFA	Angela Uttaro
Director of Credit Research	Senior Credit Analyst	Senior Credit Analyst	Senior Credit Analyst

Matt Torpey, CFA	René Vecka, CFA	Jon Hagen, CFA	Alen Kreso, CFA
Senior Credit Analyst	Senior Credit Analyst	Senior Credit Analyst	Senior Credit Analyst

Chris Meteyer, CFA	Clara Sanguinetti	Chad Osterhout
Credit Analyst	Senior Credit Analyst	Credit Analyst

10        OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

creditors, including this Fund. In the agreement, which was extended several times beyond March 31, 2015, its initial expiration date, the bondholders agreed to forbear from exercising rights in connection with events that would constitute a default on PREPA bonds, and PREPA agreed to a variety of financial terms, to make its July 1, 2015 payment and to reach a comprehensive restructuring plan with its creditors by September 1, 2015.

The plan also seeks to reduce and/or restructure some of Puerto Rico’s debt. In a televised address, the governor said, “The plan itself will not get us out of the hole we find ourselves in. It’s time that creditors come to the table and share in the sacrifice.” We continue to believe that Puerto Rico must act within the tenets of the law, including its Constitution. Questions about the degree to which Puerto Rico and its agencies and authorities are committed to honoring their debt-service obligations continued to create significant pressure on the prices of their securities.

On September 1, 2015, PREPA and the forbearing bondholders reached an agreement in principle on the major financial terms of a securitization transaction to lower PREPA’s debt service costs. Although the proposed agreement would result in a reduction in the par value of PREPA’s existing bonds, we nevertheless believe the agreement – if implemented – will be a win for bondholders, PREPA and Puerto Ricans.

Investors should note that the new bond structure would be bankruptcy remote, which serves to protect bondholders from event risks; that the term sheet required that the new securitization bonds earn an investment-grade rating; that the deal requires approval by the Puerto Rico Legislature and high participation by all bondholders; and that insurers reach agreement with PREPA on the treatment of the insured bonds. If all goes as planned, bondholders will be further insulated from the risks and uncertainties related to any inefficiency in PREPA’s operations and will not incur the costs that would result from a lengthy and uncertain litigation process. While we expect that all parties will work toward a restructuring support agreement, we remind investors that there is no guarantee of either a timeline or implementation.

In December 2015, after gaining several extensions related to the debt-restructuring agreement, PREPA announced that it had reached agreement with at least 70% of its creditors and its bond insurers.

PREPA and its forbearing bondholders, a group that includes the Oppenheimer Rochester funds, set a January 21, 2016 deadline for the Puerto Rico Legislature to approve legislation related to the debt-restructuring agreement. No vote was taken by that date, and PREPA asked for an extension to February 12.

The forbearing bondholders responded that the extension and a loan of $115 million were contingent on the approval of a surcharge for PREPA customers. After some back and forth, creditors agreed to provide

11        OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

$111 million of financing through the purchase of new bonds – half to be provided after the passage of the debt-restructuring legislation and the remainder after the securitization structure has been submitted to the Energy Commission for approval. PREPA accepted these terms and the deadline for the legislative vote was extended to February 16.

The Oppenheimer Rochester team has been an active participant in negotiations with Puerto Rico officials, and shareholders should be confident that we will continue to work to protect their best interests.

Meanwhile, in Washington, a December 1, 2015 hearing of the U.S. Senate Committee on the Judiciary, which is chaired by Sen. Chuck Grassley of Iowa, focused on Puerto Rico’s financial and economic circumstances. While Gov. Padilla pressed the senators to consider giving the Commonwealth access to Chapter 9 bankruptcy and asserted that “we have no cash left,” Sen. Grassley was among those who chided the governor because audited financial statements had not been provided. Sen. Grassley, in line with other Republican senators challenged the governor, saying “Let’s not forget that Puerto Rico issued its bonds with the knowledge that Ch. 9 bankruptcy wasn’t an option in the event of a default.” At the end of this reporting period, Democratic lawmakers had not gained traction on their proposals to allow the Commonwealth and/or its authorities to file for Ch. 9 bankruptcy protection.

On December 9, 2015, three Republican senators – Orrin Hatch of Utah, Lisa Murkowski of Alaska and Sen. Grassley of Iowa – introduced the Puerto Rico Assistance Act of 2015. The bill would establish a new authority that could issue bonds and called for as much as $3 billion to help the Commonwealth stabilize its budget and debt, among other provisions. A week later, House Speaker Paul Ryan asked lawmakers to reach a “responsible solution” for Puerto Rico by March 31, 2016.

There was also talk in Congress of amending the omnibus spending bill to provide Puerto Rico access to Ch. 9, but the only measures included in the bill were related to Medicare funding and additional technical assistance from Treasury. Meanwhile, the Government Development Bank for Puerto Rico (GDB) put forth a plan calling for a “comprehensive single transaction to be accomplished through a voluntary exchange offer.”

Politicians, including some candidates for the presidency, have voiced concerns about Puerto Rico, and we believe the situation will remain political in the near term. In fact, many of the recommendations would require action by the U.S. Congress and/or the Puerto Rico Legislature.

Our investment team will continue to monitor credit rating changes and other developments related to our Puerto Rico holdings closely. Investors should note that deterioration of the Puerto Rican economy could have an adverse impact on Puerto Rico bonds and the performance of the Oppenheimer Rochester municipal funds that hold them, including this

12        OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

Fund. Our team’s commitment to protecting the interests of our shareholders is unwavering.

Given the degree to which Oppenheimer Rochester funds have been cited in news coverage about the economic and fiscal challenges facing Puerto Rico, we feel compelled to remind investors that all fund investments are actively managed. Our team is responsive to the dynamics of the market and may choose to adjust trading strategies in the interest of maximizing the potential benefits to our shareholders. Further, while we remain committed to keeping investors informed about our basic investing strategies, we do not provide comment about near-term trading strategies as we believe doing so might allow other market participants to impair our team’s ability to deliver shareholder value.

Please note: An important update on post-reporting-period developments that could have implications for the Fund’s Puerto Rico holdings can be found on page 3 of this report.

As of January 29, 2016, the Fund remained invested in land development bonds, which are Special Assessment and, in some cases, Special Tax bonds that help finance the infrastructure needs of new real estate development. At the end of this reporting period, the Special Assessment sector represented 7.7% of total assets (7.9% of net assets) and the Special Tax sector represented 4.2% of total assets (4.3% of net assets).

Overall, we believe that land development bonds have several appealing characteristics:

the debt service payments securing these bonds are on parity with real estate taxes and senior to mortgage payments, and assessments or taxes must be paid by whoever owns the land when the tax bill comes due. Additionally, we continue to believe that improvements in the housing market and the general economy could further strengthen the credit profiles of the Fund’s land development securities.

As of January 29, 2016, 6.6% of the Fund’s total assets (6.7% of net assets) continued to be invested in the higher education sector. The investment-grade bonds we hold in this sector, including two issued in Puerto Rico, have regularly provided high levels of tax-free income with what we believe to be far less credit risk than their external ratings would suggest.

G.O. securities comprised 6.0% of total assets (6.1% of net assets) as of January 29, 2016. At the end of this reporting period, the Fund held bonds issued in various municipalities, including insured bonds issued in the Commonwealth of Puerto Rico. While they have not been tested before a court, the legal protections for Puerto Rico’s G.O. debt are strong, we believe, and many of our funds have overweight positions in these bonds relative to muni funds offered by other asset managers.

The sales tax sector represented 5.1% of total assets (5.2% of net assets) as of January 29, 2016. Debt-service payments on securities in this sector are paid using the issuing

13        OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

municipality’s sales tax revenue. Based on market values as of January 29, 2016, more than half of the Fund’s holdings in this sector were issued in Puerto Rico.

During this reporting period, the Fund maintained an investment in municipal inverse-floating rate securities, which are tax-exempt securities with interest payments that move inversely to changes in short-term interest rates. “Inverse floaters” continued to provide welcomed levels of tax-free income to funds across the industry during this reporting period. We continue to believe that “inverse floaters” are an essential element of this Fund’s portfolio because they can produce attractive yields under certain market conditions.

Our approach to municipal bond investing is flexible and responsive to market conditions. Shareholders should note that market conditions during this reporting period did not affect the Fund’s overall investment goals or cause it to pay any capital gain distributions. In closing, we believe that the Fund’s structure and sector composition as well as our time-tested strategies will continue to benefit fixed-income investors through interest rate and economic cycles.

INVESTMENT STRATEGY

The Rochester investment team focuses exclusively on municipal bonds and has consistently used a time-tested, value-oriented and security-specific approach to fund management. We know that market conditions can and do fluctuate, but we do not waver in our belief in the power of tax-free yield to help investors achieve their long-term objectives.

This Fund invests primarily in investment-grade municipal securities. It may invest up to 25% of its total assets in below-investment grade securities, or “junk” bonds; the percentage of assets is measured at the time of purchase as is the credit quality of the securities. Additionally, the credit quality is based on Nationally Recognized Statistical Rating Organization (“NRSRO”) ratings or, if no NRSRO rating, on internal ratings. As of January 29, 2016, market movements or rating changes of municipal bonds, notably the Fund’s investments in Puerto Rico paper, caused the Fund’s below-investment-grade holdings to exceed this threshold. As a result, no further purchases of below-investment-grade bonds will be made until the Fund’s holdings of these types of bonds is once again below 25% of total assets.

Our team continually searches for bonds that we believe are undervalued and can provide a meaningful level of tax-free income until maturity. Rather than making allocation shifts based on expected market conditions, we search the marketplace for what we believe to be the best values for generating income. It remains important to note that we do not manage our funds based on predictions of interest rate changes.

Instead, our investment approach involves scouring the market for municipal securities that meet our stringent credit criteria and

14        OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

buying bonds that we believe will deliver above-average yields relative to peer funds. We focus on identifying inefficiencies in market pricing that can lead to investment advantages. We seek to maintain a thoughtful mix of industry sectors, maturities and credit ratings in this Fund’s portfolio.

The Rochester team also prospects for yield-enhancing opportunities in the secondary market, often picking up odd lots that we believe can add significant incremental yield to our portfolios. We will also look for non-rated issues with solid credit qualities, which we believe can often help enhance a fund’s tax-free yield. Investors should note that non-rated or unrated securities may or may not be the equivalent of investment grade securities.

The Rochester Way, we believe, distinguishes our approach to municipal investing from those of our competitors.

Daniel G. Loughran,

Senior Vice President, Senior Portfolio Manager and

Team Leader, on behalf of the rest of the Rochester

portfolio management team: Scott S. Cottier, Troy E. Willis,

Mark R. DeMitry, Michael L. Camarella, Charles S. Pulire

and Elizabeth S. Mossow.

15        OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

Top Holdings and Allocations

TOP TEN CATEGORIES

Tobacco Master Settlement Agreement	14.2%
Hospital/Healthcare	13.8
Special Assessment	7.7
Higher Education	6.6
General Obligation	6.0
Sewer Utilities	5.2
Sales Tax Revenue	5.1
Education	5.0
Electric Utilities	4.3
Special Tax	4.2

Portfolio holdings are subject to change. Percentages are as of January 29, 2016, and are based on total assets. January 29, 2016 was the last business day of the Fund’s reporting period. See Note 2 of the accompanying Notes to Financial Statements.

CREDIT ALLOCATION

	NRSRO- Rated	Sub- Adviser- Rated	Total
AAA	2.9%	0.8%	3.7%
AA	22.1	0.0	22.1
A	13.4	0.4	13.8
BBB	17.7	10.4	28.1
BB or lower	22.4	9.9	32.3
Total	78.5%	21.5%	100.0%

The percentages above are based on the market value of the securities as of January 29, 2016, and are subject to change. OppenheimerFunds, Inc. determines the credit allocation of the Fund’s assets using ratings by nationally recognized statistical rating organizations (NRSROs), such as Standard & Poor’s. For any security rated by an NRSRO other than S&P, the sub-adviser, OppenheimerFunds, Inc., converts that security’s rating to the equivalent S&P rating. If two or more NRSROs have assigned a rating to a security, the highest rating is used. For securities not rated by an NRSRO, the sub-adviser uses its own credit analysis to assign ratings in categories similar to those of S&P. The use of similar categories is not an indication that the sub-adviser’s credit analysis process is consistent or comparable with any NRSRO’s process were that NRSRO to rate the same security.

For the purposes of this Credit Allocation table, securities rated within the NRSROs’ four highest categories—AAA, AA, A and BBB—are investment-grade securities. For further details, please consult the Fund’s prospectus or Statement of Additional Information.

16        OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

Performance

DISTRIBUTION YIELDS
As of 1/29/16
	Without Sales Charge	With Sales Charge
Class A	5.89%	5.60%
Class B	5.27	N/A
Class C	5.28	N/A
Class Y	6.11	N/A

STANDARDIZED YIELDS
For the 30 Days Ended 1/31/16
Class A	4.51%
Class B	3.97
Class C	3.98
Class Y	4.99

TAXABLE EQUIVALENT YIELDS
As of 1/31/16
Class A	7.97%
Class B	7.01
Class C	7.03
Class Y	8.82

AVERAGE ANNUAL TOTAL RETURNS WITHOUT SALES CHARGE AS OF 1/29/16

	Inception Date	6-Month	1-Year	5-Year	10-Year	Since Inception
Class A (OPTAX)	10/27/76	5.81%	3.85%	10.30%	2.54%	5.80%
Class B (OTFBX)	3/16/93	5.45	3.09	9.45	2.03	4.12
Class C (OMFCX)	8/29/95	5.46	3.10	9.46	1.76	3.54
Class Y (OMFYX)	11/29/10	5.96	4.11	10.56	N/A	8.78
AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE AS OF 1/29/16
	Inception Date	6-Month	1-Year	5-Year	10-Year	Since Inception
Class A (OPTAX)	10/27/76	0.79%	-1.09%	9.24%	2.05%	5.67%
Class B (OTFBX)	3/16/93	0.45	-1.80	9.17	2.03	4.12
Class C (OMFCX)	8/29/95	4.46	2.12	9.46	1.76	3.54
Class Y (OMFYX)	11/29/10	5.96	4.11	10.56	N/A	8.78

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investments. Returns for periods of less than one year are not annualized. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677). Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of

17        OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

4.75%; for Class B shares, the contingent deferred sales charge of 5% (1-year) and 2% (5- year); and for Class C, the contingent deferred sales charge of 1% for the 1-year period. There is no sales charge for Class Y shares. Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B shares uses Class A performance for the period after conversion.

January 29, 2016 was the last business day of the Fund’s 6-month reporting period.

The Fund’s performance is compared to the performance of the Barclays Municipal Bond Index, an index of a broad range of investment-grade municipal bonds that is a measure of the general municipal bond market. The index is unmanaged and cannot be purchased by investors. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the index. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

Distribution yields for Class A shares are based on dividends of $0.034 for the 26-day accrual period ended January 26, 2016. The yield without sales charge for Class A shares is calculated by dividing annualized dividends by the Class A net asset value on January 26, 2016; for the yield with sales charge, the denominator is the Class A maximum offering price on that date. Distribution yields for Class B, C and Y are annualized based on dividends of $0.0303, $0.0303 and $0.0352, respectively, for the 26-day accrual period ended January 26, 2016, and on the corresponding net asset values on that date.

Standardized yield is based on the Fund’s net investment income for the 30-day period ended January 31, 2016, and either that date’s maximum offering price (for Class A shares) or net asset value (for the other classes). Each result is compounded semiannually and annualized. Falling share prices artificially increase yields.

The average distribution yield in Lipper’s General & Insured Municipal Debt Funds category was calculated based on the distributions and the final net asset values (NAVs) of the reporting period for the funds in each category. The 12-month distribution yield is the sum of a fund’s total trailing 12-month interest and dividend payments divided by the last month’s ending share price (at NAV) plus any capital gains distributed over the same period. The calculation included 258 NAVs, one for each class of each fund in the category; a fund can have up to 4 classes. Lipper yields do not include sales charges – which, if included, would reduce results.

Taxable equivalent yield is based on the standardized yield and the 2015 top federal tax rate of 43.4%. Calculations factor in the 3.8% tax on unearned income under the Patient Protection and Affordable Care Act, as applicable. A portion of the Fund’s distributions may be subject to tax. Capital gains distributions are taxable as capital gains. Tax treatments of the Fund’s distributions and capital gains may vary by state; investors should consult a tax advisor to determine if the Fund is appropriate for them. Each result is compounded semiannually and annualized. Falling share prices artificially increase yields. This Report must be preceded or accompanied by a Fund prospectus.

The average yields for AAA-rated municipal securities are provided by Municipal Market Advisors (MMA) and are based on its benchmark of general obligation bonds structured with

18        OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

a 5% coupon. The MMA 5% benchmark is constructed using yields from the leading underwriters, who represent a significant percentage of the primary activity of the top 10 underwriters and therefore the total issuance.

Investments in “tobacco bonds,” which are backed by the proceeds a state or territory receives from the 1998 national litigation settlement with tobacco manufacturers, may be vulnerable to economic and/or legislative events that affect issuers in a particular municipal market sector. Annual payments by MSA-participating manufacturers, for example, hinge on many factors, including annual domestic cigarette shipments, inflation and the relative market share of non-participating manufacturers. To date, we believe consumption figures remain within an acceptable range of the assumptions used to structure MSA bonds. Future MSA payments could be reduced if consumption were to fall more rapidly than originally forecast.

The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc. or its affiliates.

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com, or calling 1.800.CALL OPP (225.5677). Read prospectuses and summary prospectuses carefully before investing.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency and involve investment risks, including the possible loss of the principal amount invested.

19        OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments and/or contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended January 29, 2016.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During 6 Months Ended January 29, 2016” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

20        OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

Actual	Beginning Account Value August 1, 2015	Ending Account Value January 29, 2016	Expenses Paid During 6 Months Ended January 29, 2016
Class A	$1,000.00	$1,058.10	$4.92
Class B	1,000.00	1,054.50	8.77
Class C	1,000.00	1,054.60	8.77
Class Y	1,000.00	1,059.60	3.69

Hypothetical
(5% return before expenses)
Class A	1,000.00	1,020.09	4.83
Class B	1,000.00	1,016.36	8.61
Class C	1,000.00	1,016.36	8.61
Class Y	1,000.00	1,021.28	3.62

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended January 29, 2016 are as follows:

Class	Expense Ratios
Class A	0.96%
Class B	1.71
Class C	1.71
Class Y	0.72

21        OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

STATEMENT OF INVESTMENTS January 29, 2016* Unaudited

Principal Amount		Coupon	Maturity	Value

Municipal Bonds and Notes—103.8%
Alabama—4.0%
$20,000,000	Birmingham, AL Commercial Devel. Authority (Civic Center Improvements)	5.500%	04/01/2041	$23,046,600

385,000	Birmingham, AL Private Educational Building Authority (Birmingham-Southern College)	6.125	12/01/2025	371,891

210,000	Cooperative District, AL Fort Deposit[1]	6.000	02/01/2036	191,201

3,500,000	Cullman County, AL Health Care Authority (Cullman Regional Medical Center)	6.750	02/01/2029	3,805,165

180,000	Greater Montgomery, AL Educational Building Authority (Huntingdon College)	5.100	05/01/2016	180,702

4,000,000	Jefferson County, AL Sewer	7.000	10/01/2051	4,985,280

20,000,000	Jefferson County, AL Sewer	0.000 [2]	10/01/2050	14,450,000

20,185,000	Jefferson County, AL Sewer	0.000 [2]	10/01/2046	14,784,100

8,750,000	Jefferson County, AL Sewer	0.000 [2]	10/01/2050	6,374,112

8,000,000	Jefferson County, AL Sewer	6.000	10/01/2042	9,342,800

7,500,000	Jefferson County, AL Sewer	6.500	10/01/2053	9,071,850

				86,603,701

Alaska—0.0%
750,000	AK Industrial Devel. & Export Authority (Anchorage Sportsplex/Grace Community Church Obligated Group)[3]	6.120	08/01/2031	178,950

600,000	AK Industrial Devel. & Export Authority Community Provider (Boys & Girls Home)[4]	5.875	12/01/2027	165,024

90,000	AK Northern Tobacco Securitization Corp. (TASC)	5.000	06/01/2032	82,421

				426,395

Arizona—2.4%
200,000	Centerra, AZ Community Facilities District	5.150	07/15/2031	200,416

1,015,000	Estrella Mountain Ranch, AZ Community Facilities District	5.900	07/15/2022	1,062,390

330,000	Estrella Mountain Ranch, AZ Community Facilities District	6.125	07/15/2027	343,438

500,000	Estrella Mountain Ranch, AZ Community Facilities District	6.200	07/15/2032	519,190

305,000	Estrella Mountain Ranch, AZ Community Facilities District	5.450	07/15/2021	305,708

200,000	Estrella Mountain Ranch, AZ Community Facilities District	5.625	07/15/2025	200,370

450,000	Estrella Mountain Ranch, AZ Community Facilities District	5.800	07/15/2030	450,760

417,000	Festival Ranch, AZ Community Facilities District	5.750	07/01/2032	422,479

595,000	Festival Ranch, AZ Community Facilities District	5.800	07/15/2032	618,372

250,000	Gladden Farms, AZ Community Facilities District	5.500	07/15/2031	251,620

495,000	Maricopa County, AZ IDA (Immanuel Campus Care)[4]	8.500	04/20/2041	197,624

350,000	Maricopa County, AZ School District No. 24 (Gila Bend)	5.500	07/01/2022	362,757

200,000	Marley Park, AZ Community Facilities District	5.300	07/15/2031	200,642

288,000	Merrill Ranch, AZ Community Facilities District No. 1 Special Assessment Lien	5.300	07/01/2030	288,588

22        OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Value

Arizona (Continued)

$980,000	Palm Valley, AZ Community Facility District No. 3	5.800%	07/15/2032	$995,974

375,000	Palm Valley, AZ Community Facility District No. 3	5.300	07/15/2031	376,545

750,000	Phoenix, AZ IDA (Career Success Schools)	7.000	01/01/2029	748,680

500,000	Phoenix, AZ IDA (Espiritu Community Devel. Corp.)	6.250	07/01/2036	505,240

1,000,000	Phoenix, AZ IDA (Great Hearts Academies)	6.300	07/01/2042	1,082,510

8,500,000	Phoenix, AZ IDA (Rowan University)	5.250	06/01/2034	9,601,430

2,960,000	Pima County, AZ IDA (Arizona Charter School)	5.375	07/01/2031	3,135,321

1,515,000	Pima County, AZ IDA (Arizona Charter School)	5.000	07/01/2026	1,518,530

3,905,000	Pima County, AZ IDA (Center for Academic Success)	5.500	07/01/2037	3,971,541

1,020,000	Pima County, AZ IDA (Christian Senior Living)	5.050	01/01/2037	1,022,101

500,000	Pima County, AZ IDA (Facility Choice Education & Devel. Corp.)	6.250	06/01/2026	504,630

1,430,000	Pima County, AZ IDA (New Plan Learning/OG Ohio/250 Shoup Mill Obligated Group)	8.125	07/01/2041	1,406,477

500,000	Pima County, AZ IDA (P.L.C. Charter Schools)	6.750	04/01/2036	501,360

250,000	Pima County, AZ IDA (Paradise Education Center)	6.000	06/01/2036	251,072

355,000	Pima County, AZ IDA (Paradise Education Center)	5.875	06/01/2033	349,842

2,595,000	Pima County, AZ IDA (Phoenix Advantage Charter School)	5.600	07/01/2023	2,545,228

650,000	Pima County, AZ IDA (Sonoran Science Academy)	5.750	12/01/2037	653,029

500,000	Pima County, AZ IDA (Sonoran Science Academy)	5.670	12/01/2027	503,475

760,000	Pima County, AZ IDA (Tucson Country Day School)	5.000	06/01/2037	686,918

250,000	Pima County, AZ IDA (Valley Academy)	6.500	07/01/2038	261,928

500,000	Quail Creek, AZ Community Facilities District	5.550	07/15/2030	502,145

1,000,000	Rio Rico, AZ Fire District	7.000	07/01/2030	1,209,340

6,500,000	Salt Verde, AZ Financial Corp.	5.000	12/01/2037	7,823,595

3,000,000	Salt Verde, AZ Financial Corp.	5.000	12/01/2032	3,628,650

100,000	Salt Verde, AZ Financial Corp.	5.500	12/01/2029	125,677

14,000	Show Low Bluff, AZ Community Facilities District Special Assessment	5.200	07/01/2017	14,308

1,655,000	Tartesso West, AZ Community Facilities District	5.900	07/15/2032	1,688,083

500,000	Westpark, AZ Community Facilities District	5.250	07/15/2031	502,175

				51,540,158

Arkansas—0.1%
1,870,000	Cave Springs, AR Municipal Property (Creeks Special Sewer District)[4]	6.250	02/01/2038	1,112,538

California—13.3%
675,000	Adelanto, CA Public Utility Authority	6.750	07/01/2039	772,153

1,510,000	Anaheim, CA Community Facilities District Special Tax (Platinum Triangle)	6.250	09/01/2040	1,558,667

775,000	Anaheim, CA Community Facilities District Special Tax (Platinum Triangle)	6.000	09/01/2029	800,110

23        OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon		Maturity	Value

California (Continued)

$1,000,000	Bonita Canyon, CA Public Facilities Financing Authority	5.000%		09/01/2026	$1,033,910

2,340,000	Bonita Canyon, CA Public Facilities Financing Authority	5.000		09/01/2025	2,419,466

8,000,000	CA County Tobacco Securitization Agency	7.750	[5]	06/01/2046	482,320

38,650,000	CA County Tobacco Securitization Agency	7.550	[5]	06/01/2055	270,550

7,000,000	CA County Tobacco Securitization Agency	6.500	[5]	06/01/2046	673,050

5,000	CA County Tobacco Securitization Agency	7.234	[5]	06/01/2033	1,711

6,000,000	CA County Tobacco Securitization Agency	6.650	[5]	06/01/2046	181,500

129,820,000	CA County Tobacco Securitization Agency	6.700	[5]	06/01/2050	2,548,367

21,000,000	CA County Tobacco Securitization Agency (TASC)	6.000		06/01/2042	21,258,300

50,000	CA County Tobacco Securitization Agency (TASC)	5.875		06/01/2035	50,677

5,000,000	CA County Tobacco Securitization Agency (TASC)	5.875		06/01/2043	5,001,600

160,000	CA County Tobacco Securitization Agency (TASC)	5.700	[2]	06/01/2046	160,222

93,000,000	CA County Tobacco Securitization Agency (TASC)	6.650	[5]	06/01/2046	3,726,510

2,315,000	CA County Tobacco Securitization Agency (TASC)	5.125		06/01/2038	2,232,493

3,375,000	CA Enterprise Devel. Authority (Sunpower Corp.)	8.500		04/01/2031	3,870,585

10,000,000	CA GO	5.000		09/01/2032	12,148,100

10,000,000	CA GO	5.000		09/01/2034	12,072,200

34,700,000	CA Golden State Tobacco Securitization Corp. (TASC)	5.300	[2]	06/01/2037	32,629,104

110,000,000	CA Golden State Tobacco Securitization Corp. (TASC)	6.000	[5]	06/01/2047	4,194,300

20,000,000	CA Health Facilities Financing Authority (SJHS/SJHCN/SJHE/SJHO Obligated Group)	5.750		07/01/2039	22,983,800

25,000	CA HFA (Home Mtg.)	5.450		08/01/2033	26,534

350,000	CA M-S-R Energy Authority	6.500		11/01/2039	505,393

10,000,000	CA M-S-R Energy Authority	7.000		11/01/2034	14,800,500

250,000	CA Municipal Finance Authority (Harbor Regional Center)	8.500		11/01/2039	317,957

2,080,000	CA Public Works	6.625		11/01/2034	2,089,755

450,000	CA Public Works (Various Community Colleges)	5.750		10/01/2030	526,117

1,000,000	CA School Finance Authority Charter School (Coastal Academy)	5.000		10/01/2033	1,057,400

7,000,000	CA Silicon Valley Tobacco Securitization Authority	9.800	[5]	06/01/2036	1,802,920

14,000,000	CA Silicon Valley Tobacco Securitization Authority	8.840	[5]	06/01/2047	943,320

1,745,000	CA Statewide CDA (Aspire Public Schools)	6.000		07/01/2040	1,903,743

2,350,000	CA Statewide CDA (Orinda Wilder)	5.000		09/01/2030	2,667,743

1,450,000	Cathedral City, CA Redevel. Agency	5.000		08/01/2032	1,688,757

885,000	Cathedral City, CA Redevel. Agency	5.000		08/01/2033	1,028,547

9,985,000	Chula Vista, CA Industrial Devel. (San Diego Gas & Electric Company)	5.875		02/15/2034	11,556,240

24        OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Value

California (Continued)

$2,000,000	Corona-Norco, CA Unified School District Public Financing Authority Special Tax	5.000%	09/01/2036	$2,028,540

560,000	Coyote Canyon, CA Public Facilities Community Facilities District No. 2004-1	6.625	09/01/2039	626,998

1,000,000	Davis, CA Special Tax Community Facilities District No. 2007-2	5.200	09/01/2027	1,021,170

2,000,000	Davis, CA Special Tax Community Facilities District No. 2007-2	5.250	09/01/2037	2,029,620

950,000	Elk Grove, CA Special Tax Community Facilities District No. 2005-1X	5.250	09/01/2037	963,538

345,750,000	Inland, CA Empire Tobacco Securitization Authority (TASC)	8.001 [5]	06/01/2057	3,142,868

360,655,000	Inland, CA Empire Tobacco Securitization Authority (TASC)	7.000 [5]	06/01/2057	4,562,286

2,750,000	Lammersville, CA Joint Unified School District Special Tax Community Facilities District (Mountain House-Shea)	6.000	09/01/2043	3,262,490

1,000,000	Lammersville, CA School District Community Facilities District (Mountain House)	5.375 [2]	09/01/2032	1,078,810

500,000	Lammersville, CA School District Community Facilities District (Mountain House)	5.300 [2]	09/01/2030	541,465

885,000	Lammersville, CA School District Community Facilities District (Mountain House)	5.150 [2]	09/01/2027	966,332

1,000,000	Lammersville, CA School District Community Facilities District (Mountain House)	5.200 [2]	09/01/2028	1,088,500

415,000	Lammersville, CA School District Community Facilities District (Mountain House)	5.000 [2]	09/01/2025	455,898

375,000	Lammersville, CA School District Community Facilities District (Mountain House)	5.100 [2]	09/01/2026	410,768

500,000	Lammersville, CA School District Community Facilities District (Mountain House)	5.250 [2]	09/01/2029	542,445

1,000,000	Lancaster, CA Financing Authority (School District)	5.000	02/01/2026	1,004,700

3,950,000	Loma Linda, CA Redevel. Agency Tax Allocation	5.250	07/01/2030	3,958,572

2,000,000	Long Beach, CA Bond Finance Authority Natural Gas	5.500	11/15/2037	2,595,420

180,000	Los Angeles, CA Community Facilities District Special Tax (Legends at Cascades)	5.750	09/01/2040	185,715

1,250,000	Lynwood, CA Redevel. Agency Tax Allocation	7.000	09/01/2031	1,557,925

2,930,000	Marysville, CA (Fremont- Rideout Health)	5.000	01/01/2029	3,276,590

4,010,000	Moreno Valley, CA Unified School District Community Facilities District No. 2005-5	5.500	09/01/2041	4,136,395

630,000	Moreno Valley, CA Unified School District Community Facilities District Special Tax	5.000	09/01/2037	643,325

1,250,000	Moreno Valley, CA Unified School District Community Facilities District Special Tax No. 2004-3	5.000	09/01/2037	1,276,438

15,000,000	Northern CA Tobacco Securitization Authority (TASC)	5.500	06/01/2045	14,102,850

1,250,000	Oxnard, CA Financing Authority Wastewater	5.000	06/01/2032	1,446,163

850,000	Oxnard, CA Financing Authority Wastewater	5.000	06/01/2034	966,501

25        OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon		Maturity	Value

California (Continued)

$1,500,000	Oxnard, CA Financing Authority Wastewater	5.000%		06/01/2033	$1,719,825

735,000	Palm Desert, CA Financing Authority	5.000		04/01/2027	738,138

550,000	Perris, CA Community Facilities District Special Tax No. 2001	5.000		09/01/2026	551,089

1,510,000	Perris, CA Community Facilities District Special Tax No. 2001	5.000		09/01/2037	1,512,159

620,000	Perris, CA Community Facilities District Special Tax No. 2005-1	5.000		09/01/2037	620,471

1,770,000	Poway, CA Unified School District Public Financing Authority Special Tax[1]	5.000		09/01/2033	2,063,041

3,150,000	Poway, CA Unified School District Public Financing Authority Special Tax	5.000		09/01/2034	3,660,111

1,260,000	Rialto, CA Special Tax Community Facilities District No. 2006-1	5.350		09/01/2036	1,273,129

1,000,000	Roseville, CA Natural Gas Finance Authority	5.000		02/15/2025	1,194,090

10,000,000	San Francisco, CA City & County COP[6]	5.000		10/01/2033	11,479,473

250,000	San Francisco, CA City & County Redevel. Financing Authority (Mission Bay North Redevel.)	6.750		08/01/2041	302,810

350,000	San Francisco, CA City & County Redevel. Financing Authority (Mission Bay North Redevel.)	7.000		08/01/2041	423,955

1,620,000	San Gorgonio, CA Memorial Health Care District	7.000		08/01/2027	1,778,728

350,000	San Jose, CA Finance Authority (Convention Center)	5.500		05/01/2031	410,242

2,210,000	Santa Clara, CA Redevel. Agency Tax Allocation (Bayshore North)	5.750		06/01/2026	2,613,192

1,880,000	Santa Cruz, CA Redevel. Agency Tax Allocation	5.000		09/01/2035	2,206,669

52,555,000	Silicon Valley CA Tobacco Securitization Authority	9.140	[5]	06/01/2047	3,541,156

17,445,000	Southern CA Tobacco Securitization Authority	5.125		06/01/2046	16,081,324

47,250,000	Southern CA Tobacco Securitization Authority	7.100	[5]	06/01/2046	954,450

13,675,000	Southern CA Tobacco Securitization Authority	6.400	[5]	06/01/2046	296,474

100,000	Victor Valley, CA Union High School District	5.050		09/01/2025	100,113

1,160,000	Victor Valley, CA Union High School District	5.100		09/01/2035	1,160,429

					284,538,011

Colorado—1.1%
3,775,000	CO Broomfield Village Metropolitan District No. 2	6.250		12/01/2032	3,686,401

294,000	CO Crystal Crossing Metropolitan District	6.000		12/01/2036	307,421

125,000	CO E-470 Public Highway Authority	6.814	[5]	09/01/2025	96,152

4,250,000	CO Educational and Cultural Facilities Authority (Rocky Mountain Academy of Evergreen)	6.450		11/01/2040	4,782,695

500,000	CO Elbert and Highway 86 Metropolitan District	5.750		12/01/2036	358,465

1,000,000	CO Elkhorn Ranch Metropolitan District[3]	6.375		12/01/2035	651,220

730,000	CO Fossil Ridge Metropolitan District No. 1	7.250		12/01/2040	808,825

221,000	CO Horse Creek Metropolitan District	5.750		12/01/2036	193,543

330,000	CO Huntington Trails Metropolitan District	6.250		12/01/2036	331,327

500,000	CO Liberty Ranch Metropolitan District	6.250		12/01/2036	440,770

1,945,000	CO North Range Metropolitan District No. 1	5.000		12/15/2024	1,956,009

500,000	CO North Range Metropolitan District No. 2	5.500		12/15/2037	506,450

1,210,000	CO North Range Metropolitan District No. 2	5.500		12/15/2018	1,239,221

26        OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

Principal Amount		Coupon		Maturity	Value

Colorado (Continued)

$750,000	CO Potomac Farms Metropolitan District	7.250%		12/01/2037	$530,422

107,000	CO Potomac Farms Metropolitan District	7.625	[2]	12/01/2023	76,296

750,000	CO Prairie Center Metropolitan District No. 3	5.400		12/15/2031	762,638

335,000	CO Prairie Center Metropolitan District No. 3	5.250		12/15/2021	341,677

655,000	CO Regency Metropolitan District	5.750		12/01/2036	683,532

349,000	CO Silver Peaks Metropolitan District[3]	5.750		12/01/2036	233,300

1,000,000	CO Sorrell Ranch Metropolitan District[4]	6.750		12/15/2036	204,130

175,000	Fairplay, CO Sanitation District	5.250		12/15/2031	175,360

180,000	Jefferson County, CO (Section 14 Metropolitan District)	5.000		12/01/2018	185,137

1,495,000	Public Authority for CO (Natural Gas Energy)	6.250		11/15/2028	1,965,028

500,000	Tabernash Meadows, CO Water & Sanitation District	7.125		12/01/2034	548,825

250,000	Tallyns Reach CO Metropolitan District No. 3	5.125		11/01/2038	267,303

110,000	Tallyns Reach CO Metropolitan District No. 3	5.000		12/01/2033	117,459

3,824,161	Woodmen Heights, CO Metropolitan District No. 1	0.000	[2]	12/15/2041	1,923,324

1,025,237	Woodmen Heights, CO Metropolitan District No. 1	6.000		12/01/2041	1,035,807

					24,408,737

Connecticut—0.0%
25,000	CT H&EFA (BHosp/BHlthC/BHDF/BH&HCG Obligated Group)	5.500		07/01/2032	25,050

500,000	Georgetown, CT Special Taxing District[3]	5.125		10/01/2036	197,680

9,266,000	Mashantucket Western Pequot Tribe CT7	4.000		07/01/2031	609,332

					832,062

Delaware—0.2%
3,172,000	Bridgeville, DE Special Obligation (Heritage Shores)	5.450		07/01/2035	3,173,776

2,271,000	Millsboro, DE Special Obligation (Plantation Lakes)	5.450		07/01/2036	1,799,859

					4,973,635

District of Columbia—1.0%
25,000	District of Columbia (James F. Oyster Elementary School)	6.450		11/01/2034	25,008

2,100,000	District of Columbia Center for Strategic & International Studies	6.625		03/01/2041	2,392,908

2,000,000	District of Columbia Center for Strategic & International Studies	6.375		03/01/2031	2,260,860

4,385,000	District of Columbia Tobacco Settlement Financing Corp.	6.750		05/15/2040	4,386,228

2,570,000	District of Columbia Tobacco Settlement Financing Corp.	6.500		05/15/2033	3,211,369

72,125,000	District of Columbia Tobacco Settlement Financing Corp. (TASC)	6.375	[5]	06/15/2046	3,267,984

400,000	District of Columbia University (Gallaudet University)	5.500		04/01/2034	453,092

27        OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon	Maturity	Value

District of Columbia (Continued)

$5,000,000	District of Columbia Water & Sewer Authority[1]	5.000%	10/01/2039	$5,908,900

				21,906,349

Florida—10.8%
100,000	Alachua County, FL Health Facilities Authority (Shands Teaching Hospital & Clinics/Shands at Lake Shore Obligated Group)	6.750	12/01/2030	114,445

1,815,000	Amelia Concourse, FL Community Devel. District[4]	5.750	05/01/2038	1,355,859

610,000	Arlington Ridge, FL Community Devel. District[3]	5.500	05/01/2036	396,506

435,000	Avignon Villages, FL Community Devel. District[4]	5.300	05/01/2014	56,781

250,000	Avignon Villages, FL Community Devel. District[4]	5.400	05/01/2037	32,632

1,805,000	Boynton Village, FL Community Devel. District Special Assessment	6.000	05/01/2038	1,821,371

1,165,000	Cascades, FL Groveland Community Devel. District	5.300	05/01/2036	1,166,293

2,320,000	Chapel Creek, FL Community Devel. District Special Assessment[4]	5.500	05/01/2038	1,381,212

1,517,000	Clearwater Cay, FL Community Devel. District[4]	5.500	05/01/2037	834,365

2,280,000	Creekside, FL Community Devel. District[4]	5.200	05/01/2038	912,023

415,000	Crosscreek, FL Community Devel. District[4]	5.600	05/01/2039	177,093

875,000	Crosscreek, FL Community Devel. District[4]	5.500	05/01/2017	373,030

600,000	Dade County, FL IDA (Miami Cerebral Palsy Residence)	8.000	06/01/2022	600,252

655,000	Durbin Crossing, FL Community Devel. District Special Assessment[3]	5.250	11/01/2020	393,052

350,000	East Homestead, FL Community Devel. District	5.000	11/01/2033	365,515

145,000	East Homestead, FL Community Devel. District[1]	7.250	05/01/2021	155,843

410,000	Escambia County, FL Health Facilities Authority	5.950	07/01/2020	438,626

1,775,000	FL Capital Trust Agency (Atlantic Hsg. Foundation)[3]	8.260	07/15/2038	355,071

5,437,000	FL Capital Trust Agency (Atlantic Hsg. Foundation)[3]	7.000	07/15/2032	1,087,617

10,440,000	FL COP (Dept. of Management Services)[6]	5.250	08/01/2028	11,598,422

1,250,000	FL HEFFA (Bethune-Cookman University)	5.375	07/01/2032	1,393,437

5,390,000	FL HEFFA (Flagler College)	5.250	11/01/2036	5,528,739

1,100,000	FL Lake Ashton II Community Devel. District	5.375	05/01/2036	953,711

885,000	FL Principal One Community Devel. District	5.650	05/01/2035	886,664

3,825,000	Flora Ridge, FL Educational Facilities Benefit District	5.300	05/01/2037	3,853,764

145,000	Forest Creek, FL Community Devel. District	5.450	05/01/2036	145,054

206,868	Forest Creek, FL Community Devel. District[1]	5.450	05/01/2036	206,918

900,000	Greater Lakes/Sawgrass Bay, FL Community Devel. District	5.500	05/01/2038	892,845

16,000,000	Greater Orlando, FL Aviation Authority[6]	5.000	10/01/2032	18,351,680

195,000	Heritage Isles, FL Community Devel. District[4]	7.100	10/01/2023	35,915

120,000	Hialeah, FL Hsg. Authority	5.800	06/20/2033	121,634

120,000	Highland Meadows, FL Community Devel. District Special Assessment, Series A	5.500	05/01/2036	120,042

3,730,000	Highlands, FL Community Devel. District	5.550	05/01/2036	2,726,108

430,000	Indigo, FL Community Devel. District[4]	5.750	05/01/2036	262,618

28        OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Value

Florida (Continued)

$35,000	Jacksonville, FL Health Facilities Authority (Daughters of Charity Health Services of Austin)	5.250%	08/15/2027	$35,916

26,005,000	Jacksonville, FL Health Facilities Authority (Genesis Health) SPEARS	0.180 [8]	11/01/2032	26,005,000

1,255,000	Lakeland, FL Educational Facilities (Florida Southern College)	5.000	09/01/2029	1,382,194

1,000,000	Lakeland, FL Educational Facilities (Florida Southern College)	5.000	09/01/2037	1,074,760

485,000	Legends Bay, FL Community Devel. District	5.875	05/01/2038	485,475

1,785,000	Lucaya, FL Community Devel. District	5.375	05/01/2035	1,703,497

530,000	Madison County, FL Mtg. (Twin Oaks)	6.000	07/01/2025	318,000

1,775,000	Magnolia Creek, FL Community Devel. District[4]	5.900	05/01/2039	372,839

1,425,000	Magnolia West, FL Community Devel. District Special Assessment[4]	5.350	05/01/2037	1,140,014

5,000,000	Miami-Dade County, FL School Board	5.000	05/01/2027	6,076,250

2,000,000	Miromar Lakes, FL Community Devel. District	5.000	05/01/2035	2,026,220

790,000	Miromar Lakes, FL Community Devel. District	5.375	05/01/2032	851,865

3,415,000	Monterey/Congress, FL Community Devel. District Special Assessment	5.375	05/01/2036	3,414,932

8,305,000	Moody River, FL Estates Community Devel. District	5.350	05/01/2036	7,062,987

9,195,000	Myrtle Creek, FL Improvement District Special Assessment	5.200	05/01/2037	9,225,711

335,000	Naturewalk, FL Community Devel. District[3]	5.500	05/01/2038	184,243

395,000	Naturewalk, FL Community Devel. District[3]	5.300	05/01/2016	217,242

250,000	Orange County, FL Health Facilities Authority (Orlando Lutheran Tower)	5.500	07/01/2032	256,100

10,000,000	Orange County, FL School Board COP[6]	5.500	08/01/2034	11,152,300

450,000	Palace Coral Gables, FL Community Devel. District Special Assessment	5.000	05/01/2032	499,338

1,000,000	Palace Coral Gables, FL Community Devel. District Special Assessment	5.625	05/01/2042	1,133,410

1,250,000	Palm Bay, FL Educational Facilities (Patriot Charter School)[4]	7.000	07/01/2036	374,962

1,855,000	Palm Coast Park, FL Community Devel. District Special Assessment	5.700	05/01/2037	1,596,116

2,200,000	Palm Glades, FL Community Devel. District	5.300	05/01/2036	2,205,302

200,000	Palm Glades, FL Community Devel. District Special Assessment[1]	7.250	08/01/2016	202,118

460,000	Palm River, FL Community Devel. District[4]	5.150	05/01/2013	181,258

510,000	Palm River, FL Community Devel. District[4]	5.375	05/01/2036	201,271

2,195,000	Parkway Center, FL Community Devel. District, Series A	6.300	05/01/2034	2,150,485

1,840,000	Parkway Center, FL Community Devel. District, Series A	6.125	05/01/2024	1,831,941

1,275,000	Pine Ridge Plantation, FL Community Devel. District	5.400	05/01/2037	1,121,949

1,360,000	Pinellas County, FL Health Facility Authority (St. Mark Village)	5.650	05/01/2037	1,437,425

415,000	Poinciana West, FL Community Devel. District Special Assessment	6.000	05/01/2037	422,117

29        OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon	Maturity	Value

Florida (Continued)

$250,000	Portico, FL Community Devel. District	5.450%	05/01/2037	$213,843

2,670,000	Portofino Cove, FL Community Devel. District Special Assessment[4]	5.250	05/01/2012	1,201,340

435,000	Portofino Cove, FL Community Devel. District Special Assessment[4]	5.500	05/01/2038	195,733

980,000	Portofino Landings, FL Community Devel. District Special Assessment[4]	5.400	05/01/2038	384,866

285,000	Portofino Landings, FL Community Devel. District Special Assessment[4]	5.200	05/01/2017	111,837

9,775,000	Renaissance Commons, FL Community Devel. District, Series A	5.600	05/01/2036	9,775,978

900,000	Reunion East, FL Community Devel. District	6.600	05/01/2036	909,639

860,000	Reunion East, FL Community Devel. District[3]	7.375	05/01/2033	9

810,000	Reunion East, FL Community Devel. District[3]	5.800	05/01/2036	8

990,000	Reunion East, FL Community Devel. District	6.600	05/01/2033	998,474

30,000	Ridgewood Trails, FL Community Devel. District	5.650	05/01/2038	30,017

2,500,000	River Glen, FL Community Devel. District Special Assessment[4]	5.450	05/01/2038	997,125

336,525	Santa Rosa Bay, FL Bridge Authority	6.250	07/01/2028	230,638

4,535,000	Sarasota County, FL Educational Facilities (School of Arts & Sciences)	6.500	07/01/2040	4,938,434

3,445,000	Sarasota County, FL Educational Facilities (School of Arts & Sciences)	6.750	07/01/2030	3,837,937

2,530,000	South Bay, FL Community Devel. District[3]	0.000 [2]	05/01/2036	1,959,536

935,000	South Bay, FL Community Devel. District[3]	0.000 [2]	05/01/2025	728,851

2,035,000	South Bay, FL Community Devel. District	5.125	05/01/2020	1,871,223

1,645,000	South Bay, FL Community Devel. District[4]	5.950	05/01/2036	411,201

2,210,000	South Bay, FL Community Devel. District	5.950	05/01/2036	2,195,657

1,500,000	St. Johns County, FL IDA (Presbyterian Retirement)	6.000	08/01/2045	1,686,645

400,000	St. Johns County, FL IDA (St. John’s County Welfare Federation)	5.250	10/01/2041	361,940

1,255,000	St. John’s Forest, FL Community Devel. District, Series A	6.125	05/01/2034	1,256,104

500,000	Tern Bay, FL Community Devel. District[4]	5.375	05/01/2037	121,990

6,020,000	Tern Bay, FL Community Devel. District[4]	5.000	05/01/2015	1,467,796

4,145,000	Town Center, FL at Palm Coast Community Devel. District	6.000	05/01/2036	4,044,981

215,000	Turnbull Creek, FL Community Devel. District Special Assessment	5.250	05/01/2037	211,468

5,105,000	Verandah East, FL Community Devel. District	5.400	05/01/2037	5,110,922

3,900,000	Verandah, FL Community Devel District	5.250	05/01/2036	3,637,179

8,185,000	Verona Walk, FL Community Devel. District	5.375	05/01/2037	8,187,947

420,000	Villa Vizcaya, FL Community Devel. District Special Assessment[4]	5.550	05/01/2039	231,038

2,565,000	Villa Vizcaya, FL Community Devel. District Special Assessment[4]	5.350	05/01/2017	1,411,007

4,470,000	Vista, FL Community Devel. District Special Assessment	5.375	05/01/2037	4,323,965

2,470,000	Waterford Estates, FL Community Devel. District Special Assessment[4]	5.500	05/01/2037	726,896

30        OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Value

Florida (Continued)

$1,500,000	Waterford Estates, FL Community Devel. District Special Assessment[4]	5.125%	05/01/2013	$ 440,910

306,156	Watergrass, FL Community Devel. District Special Assessment	6.960	11/01/2017	306,585

5,230,000	Watergrass, FL Community Devel. District Special Assessment	5.500	05/01/2036	5,233,295

950,000	Waterlefe, FL Community Devel. District Golf Course[4]	8.125	10/01/2025	66,025

660,000	Waters Edge, FL Community Devel. District	0.000 [2]	05/01/2039	553,100

16,000	Waters Edge, FL Community Devel. District	5.350	05/01/2039	16,020

1,785,000	Waterstone, FL Community Devel. District[4]	5.500	05/01/2018	708,217

285,000	West Villages, FL Improvement District[4]	5.350	05/01/2015	171,003

7,350,000	West Villages, FL Improvement District[4]	5.800	05/01/2036	4,410,074

3,095,000	West Villages, FL Improvement District	5.500	05/01/2038	3,099,921

4,925,000	Westridge, FL Community Devel. District[4]	5.800	05/01/2037	1,723,849

5,840,000	Westside, FL Community Devel. District[3]	5.650	05/01/2037	2,922,570

1,445,000	Wyld Palms, FL Community Devel. District[4]	5.500	05/01/2038	361,250

2,250,000	Wyld Palms, FL Community Devel. District[4]	5.400	05/01/2015	562,500

990,000	Zephyr Ridge, FL Community Devel. District[4]	5.625	05/01/2037	390,347

450,000	Zephyr Ridge, FL Community Devel. District[4]	5.250	05/01/2013	177,183

				230,353,447

Georgia—0.4%
200,000	Atlanta, GA Tax Allocation (Beltline)	7.500	01/01/2031	230,266

565,000	Atlanta, GA Urban Residential Finance Authority (Trestletree Village Apartments)	5.000	11/01/2048	578,080

6,500,000	DeKalb County, GA Devel. Authority Public Purpose	5.500	12/10/2023	6,577,285

5,000	GA Municipal Electric Authority	6.600	01/01/2018	5,271

520,000	Randolph County, GA GO	5.000	04/01/2030	569,889

				7,960,791

Idaho—0.1%
60,000	ID Health Facilities Authority (Trinity Health Corp.)	6.250	12/01/2033	69,169

1,000,000	ID Hsg. & Finance Assoc. (Compass Public Charter School)	6.250	07/01/2045	1,073,570

				1,142,739

Illinois—10.7%
200,000	Annawan, IL Tax Increment (Patriot Renewable Fuels)	5.625	01/01/2018	200,124

915,000	Chicago, IL Board of Education	5.070 [5]	12/01/2024	607,386

5,000,000	Chicago, IL Board of Education	5.000	12/01/2035	5,035,650

500,000	Chicago, IL Board of Education	5.000	12/01/2024	512,055

1,405,000	Chicago, IL Board of Education	5.070 [5]	12/01/2024	932,653

25,000	Chicago, IL GO	5.000	01/01/2042	25,004

14,000,000	Chicago, IL GO	5.000	01/01/2029	14,206,360

10,000	Chicago, IL GO	5.000	01/01/2028	10,040

1,550,000	Chicago, IL GO	5.000	01/01/2023	1,554,247

200,000	Chicago, IL GO	5.000	01/01/2023	202,000

31        OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon	Maturity	Value

Illinois (Continued)

$5,000,000	Chicago, IL GO	5.000%	12/01/2023	$5,124,050

2,500,000	Chicago, IL O’Hare International Airport	5.000	01/01/2034	2,897,275

2,500,000	Chicago, IL O’Hare International Airport	5.000	01/01/2033	2,903,675

2,400,000	Cook County, IL Community School District GO	7.125	06/01/2024	2,853,120

949,000	Cortland, IL Special Tax (Sheaffer System)[3]	5.500	03/01/2017	189,781

475,000	Country Club Hills, IL GO	5.000	12/01/2030	484,965

500,000	Country Club Hills, IL GO	5.000	12/01/2031	511,205

40,000	Country Club Hills, IL GO	5.000	12/01/2032	40,839

455,000	Country Club Hills, IL GO	5.000	12/01/2029	465,115

395,000	Country Club Hills, IL GO	5.000	12/01/2026	405,266

410,000	Country Club Hills, IL GO	5.000	12/01/2027	419,479

435,000	Country Club Hills, IL GO	5.000	12/01/2028	444,827

320,000	Du Page County, IL Special Service Area No. 31 Special Tax (Monarch Landing)	5.625	03/01/2036	320,259

100,000	Du Page County, IL Special Service Area No. 31 Special Tax (Monarch Landing)	5.400	03/01/2016	100,174

781,161	Gilberts, IL Special Service Area No. 24 Special Tax (Conservancy)	5.375	03/01/2034	684,055

2,000,000	Gilberts, IL Special Service Area No. 15	5.000	03/01/2035	2,223,100

1,000,000	Harvey, IL GO	5.625	12/01/2032	767,670

2,225,000	Harvey, IL GO	5.500	12/01/2027	1,725,176

4,730,000	Harvey, IL Hotel Motel Tax & Sales (Hotel & Conference Center)	6.875	08/01/2028	4,768,644

10,000,000	IL Finance Authority	5.000	12/01/2030	11,425,900

1,920,000	IL Finance Authority (Bethel Terrace Apartments)	5.125	09/01/2025	1,921,114

2,215,000	IL Finance Authority (Illinois Institute of Technology)	7.125	02/01/2034	2,359,883

155,000	IL Finance Authority (Illinois Institute of Technology)	6.500	02/01/2023	164,886

1,010,000	IL Finance Authority (Illinois Institute of Technology)	5.000	04/01/2026	1,010,949

1,000,000	IL Finance Authority (Illinois Institute of Technology)	5.000	04/01/2036	999,980

9,660,000	IL Finance Authority (Illinois Institute of Technology)	5.000	04/01/2031	9,663,864

500,000	IL Finance Authority (Lake Forest College)	5.750	10/01/2032	547,090

450,000	IL Finance Authority (Lake Forest College)	6.000	10/01/2048	495,302

20,000,000	IL Finance Authority (Northwestern Memorial Hospital)[6]	6.000	08/15/2039	23,306,200

50,000	IL Finance Authority (OSF Healthcare System)	7.125	11/15/2037	60,067

4,855,000	IL Finance Authority (PHlth / PHN / PPH / PHP / PLC / PRC / PRMC / PSFH / PSJHC / PSM&EMC Obligated Group)	6.125	05/15/2025	5,457,069

145,000	IL Finance Authority (PHlth / PHN / PPH / PHP / PLC / PRC / PRMC / PSFH / PSJHC / PSM&EMC Obligated Group)	6.125	05/15/2025	169,396

10,190,000	IL Finance Authority (Provena Health)	7.750	08/15/2034	12,342,943

7,770,000	IL Finance Authority (Resurrection Health Care)	5.250	05/15/2029	8,349,642

6,210,000	IL Finance Authority (Resurrection Health Care)[6]	5.250	05/15/2029	6,673,266

5,855,000	IL Finance Authority (Roosevelt University)	6.500	04/01/2044	6,431,718

3,250,000	IL Finance Authority (Roosevelt University)	5.500	04/01/2032	3,321,012

32        OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Value

Illinois (Continued)

$22,915,000	IL Finance Authority (Roosevelt University)	6.500%	04/01/2039	$25,246,601

5,600,000	IL Finance Authority (Roosevelt University)	5.750	04/01/2024	6,089,272

6,270,000	IL Finance Authority (Roosevelt University)	5.500	04/01/2037	6,392,516

2,680,000	IL Finance Authority (Roosevelt University)	6.250	04/01/2029	2,972,710

700,000	IL GO	5.000	08/01/2025	770,343

1,500,000	IL GO	5.000	09/01/2028	1,505,865

1,500,000	IL GO	5.000	03/01/2037	1,572,045

330,000	IL Metropolitan Pier & Exposition Authority (McCormick Place Exposition)	5.500	06/15/2050	353,651

200,000	IL Regional Transportation Authority	5.000	07/01/2025	203,768

2,000,000	IL Sports Facilities Authority	5.250	06/15/2032	2,278,640

1,160,000	Jefferson County, IL High School District No. 201 (Mt. Vernon)	6.500	12/30/2031	1,616,762

955,000	Jefferson County, IL High School District No. 201 (Mt. Vernon)	6.500	12/30/2028	1,300,920

895,000	Jefferson County, IL High School District No. 201 (Mt. Vernon)	6.500	12/30/2027	1,216,645

4,481,000	Lakemoor Village, IL Special Tax	5.000	03/01/2027	4,483,420

2,609,000	Lincolnshire, IL Special Service Area No. 1 Special Tax (Sedgebrook)	6.250	03/01/2034	2,634,516

1,455,000	Manhattan, IL Special Service Area Special Tax (Groebe Farm-Stonegate)[4]	6.125	03/01/2040	262,060

480,000	Markham, IL GO	5.750	02/01/2028	481,330

1,094,000	Plano, IL Special Service Area No. 5[4]	6.000	03/01/2036	654,923

500,000	Southwestern IL Devel. Authority (Eden Retirement Center)	5.850	12/01/2036	468,545

3,990,000	Southwestern IL Devel. Authority (Local Government Programming)	7.000	10/01/2022	3,390,742

1,490,000	Southwestern IL Devel. Authority (Village of Sauget)	5.625	11/01/2026	1,392,360

12,000,000	Springfield, IL Electric	5.000	03/01/2030	12,050,880

930,000	Volo Village, IL Special Service Area (Lancaster Falls)	5.750	03/01/2036	950,218

1,853,000	Yorkville, IL United City Special Services Area Special Tax	5.000	03/01/2033	1,882,611

2,259,000	Yorkville, IL United City Special Services Area Special Tax (Bristol Bay)	5.875	03/01/2036	2,301,130

1,634,000	Yorkville, IL United City Special Services Area Special Tax (Raintree Village II)[4]	6.250	03/01/2035	889,092

				228,676,040

Indiana—1.8%
1,700,000	Carmel, IN Redevel. District COP	6.500	07/15/2035	1,882,512

1,000,000	Hammond, IN Local Public Improvement District	6.750	08/15/2035	1,003,020

1,000,000	Hammond, IN Local Public Improvement District	6.500	08/15/2030	1,002,950

465,000	Hammond, IN Local Public Improvement District	5.000	02/01/2024	485,809

4,750,000	IN Finance Authority (Marian University)	6.500	09/15/2030	5,325,083

4,250,000	IN Finance Authority (Marian University)	6.375	09/15/2041	4,698,715

2,885,000	IN Finance Authority (Marian University)	5.250	09/15/2025	3,069,928

325,000	IN Finance Authority Educational Facilities (Irvington Community)	9.000	07/01/2039	328,575

33        OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon	Maturity	Value

Indiana (Continued)

$7,500,000	IN Municipal Power Agency	5.000%	01/01/2037	$8,826,525

3,985,000	Indianapolis, IN Multifamily Hsg. (Berkley Common)	6.000	07/01/2040	4,196,006

1,000,000	Indianapolis, IN Multifamily Hsg. (Berkley Common)	5.750	07/01/2030	1,069,210

2,025,000	Indianapolis, IN Multifamily Hsg. (Stonekey Apartments)	7.000	02/01/2039	2,206,055

2,071,755	North Manchester, IN Economic Devel. (Peabody Retirement Community)[3,7]	1.000	12/01/2045	40,544

2,466,162	North Manchester, IN Economic Devel. (Peabody Retirement Community)	6.050 [8]	12/01/2045	2,066,915

1,960,000	Shelbyville, IN Redevel. District Tax Increment (Central Shelbyville Economic)	6.500	07/01/2022	2,186,341

				38,388,188

Iowa—0.1%
750,000	IA Finance Authority (Amity Fellowserve)	6.500	10/01/2036	756,510

400,000	IA Finance Authority (Boys & Girls Home and Family Services)[4]	5.900	12/01/2028	110,016

1,685,000	IA Finance Authority (Mercy Medical Center)	5.000	08/15/2028	1,921,338

365,000	IA Finance Authority Senior Hsg. (Wedum Walnut Ridge)	5.375	06/01/2025	343,513

				3,131,377

Kansas—0.1%
535,000	Hays, KS Sales Tax	6.000	01/01/2025	535,754

100,000	Overland Park, KS Transportation Devel. District (Grass Creek)	4.850	09/01/2016	100,877

2,360,000	Pittsburgh, KS Special Obligation (North Broadway Redevel.)	4.900	04/01/2024	2,318,346

				2,954,977

Kentucky—0.9%
5,000,000	KY Municipal Power Agency[1]	5.000	09/01/2034	5,810,450

11,525,000	KY Municipal Power Agency[1]	5.000	09/01/2033	13,449,445

80,000	Owens County, KY Waterworks System (AWCC/KAWC Obligated Group)	6.250	06/01/2039	90,414

15,000	Springfield, KY Educational Devel. (St. Catherine College)	5.750	10/01/2035	15,020

				19,365,329

Louisiana—3.0%
2,000,000	Jefferson Parish, LA Hospital Service District No. 1 (West Jefferson Medical Center)	5.250	01/01/2028	2,357,340

635,000	LA Citizens Property Insurance Corp.	5.000	06/01/2024	756,095

950,000	LA Citizens Property Insurance Corp.	5.000	06/01/2024	1,118,350

8,280,000	LA HFA (La Chateau)	6.875	09/01/2029	9,047,142

5,000,000	LA HFA (La Chateau)	7.250	09/01/2039	5,450,750

35,000	LA Local Government EF&CD Authority (Baton Rouge Student Hsg.)	5.250	09/01/2035	29,400

1,295,000	LA Local Government EF&CD Authority (Baton Rouge Student Hsg.)[1]	5.250	09/01/2018	1,269,100

34        OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Value

Louisiana (Continued)

$3,085,000	LA Local Government EF&CD Authority (Baton Rouge Student Hsg.)	5.500%	09/01/2022	$2,838,200

1,240,000	LA Local Government EF&CD Authority (Capital Projects and Equipment)	6.550	09/01/2025	1,391,255

2,500,000	LA Public Facilities Authority (Nineteenth Judicial District Court Building)	5.000	06/01/2042	2,746,250

19,275,000	LA Public Facilities Authority (OLOLRMC/OLOLMC Obligated Group)	6.750	07/01/2039	23,012,422

50,000	LA Stadium & Exposition District	5.000	07/01/2028	58,530

2,000,000	LA Stadium & Exposition District	5.000	07/01/2032	2,291,540

12,000,000	St. John the Baptist Parish, LA Revenue (Marathon Oil Corp.)	5.125	06/01/2037	11,980,560

				64,346,934

Maine—0.4%
5,000,000	ME H&HEFA (Maine General Medical Center)	7.500	07/01/2032	6,015,350

2,000,000	ME H&HEFA (Maine General Medical Center)	6.750	07/01/2036	2,284,480

				8,299,830

Maryland—0.2%
1,000,000	MD EDC Student Hsg. (Morgan State University)	5.000	07/01/2034	1,070,140

65,000	MD H&HEFA (Johns Hopkins Hospital)	5.375	07/01/2020	65,200

1,865,000	Prince Georges County, MD Special District (Victoria Falls)	5.250	07/01/2035	1,877,346

2,287,212	Salisbury, MD Special Obligation (Villages at Salisbury Lake)[3]	5.250 [5]	01/01/2037	240,958

				3,253,644

Massachusetts—0.6%
260,000	MA Devel. Finance Agency (Evergreen Center)	5.500	01/01/2035	260,284

25,000	MA Devel. Finance Agency (Lasell College)	6.000	07/01/2031	29,286

750,000	MA Devel. Finance Agency (Lasell College)	5.500	07/01/2026	858,510

92,782	MA Devel. Finance Agency (Linden Ponds)	5.500	11/15/2046	80,270

461,488	MA Devel. Finance Agency (Linden Ponds)	0.605 [5]	11/15/2056	2,672

14,103	MA Devel. Finance Agency (Linden Ponds)	6.250	11/15/2039	13,644

1,733,606	MA Devel. Finance Agency (Linden Ponds)	6.250	11/15/2046	1,671,560

6,770,000	MA Devel. Finance Agency (Merrimack College)	5.250	07/01/2042	7,197,932

40,000	MA Devel. Finance Agency (Northern Berkshire Community)	6.250	08/15/2029	30,132

121,780	MA Devel. Finance Agency (Northern Berkshire Healthcare)[3]	0.000	02/15/2043	3,653

106,259	MA Devel. Finance Agency (Northern Berkshire Healthcare)[4]	6.000	02/15/2043	4,250

70,174	MA Devel. Finance Agency (Northern Berkshire Healthcare)[3]	0.000	02/15/2043	2,105

2,000,000	MA Devel. Finance Agency (UMHC/UMMC/HHH&H/ HHosp Obligated Group)[1]	5.000	07/01/2036	2,298,480

35        OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon	Maturity	Value

Massachusetts (Continued)

$25,000	MA H&EFA (Beverly Hospital Corp.)	5.250%	07/01/2023	$25,088

				12,477,866

Michigan—4.6%
680,000	Detroit, MI City School District	5.000	05/01/2031	759,478

1,100,000	Detroit, MI City School District	5.000	05/01/2028	1,240,646

775,000	Detroit, MI GO	5.000	04/01/2028	803,605

5,000	Detroit, MI Local Devel. Finance Authority	5.500	05/01/2021	4,923

13,435,000	Detroit, MI Sewer Disposal System	7.500	07/01/2033	15,764,763

2,250,000	Detroit, MI Sewer Disposal System	6.500	07/01/2024	2,560,432

2,155,000	Detroit, MI Water and Sewerage Dept.	5.000	07/01/2032	2,402,351

1,000,000	Detroit, MI Water Supply System	5.000	07/01/2036	1,092,050

1,555,000	Detroit, MI Water Supply System	5.000	07/01/2033	1,569,601

495,000	Grand Traverse Academy, MI Public School Academy	5.000	11/01/2022	500,267

1,000,000	Grand Traverse Academy, MI Public School Academy	4.750	11/01/2032	957,550

2,200,000	Grand Traverse Academy, MI Public School Academy	4.625	11/01/2027	2,152,040

2,100,000	MI Finance Authority (City of Detroit)	5.000	04/01/2028	2,183,370

5,000,000	MI Finance Authority (Detroit School District)	5.500	06/01/2021	5,409,050

930,000	MI Finance Authority (Detroit Water & Sewer)	5.000	07/01/2027	1,096,303

1,000,000	MI Finance Authority (Detroit Water & Sewer)	5.000	07/01/2033	1,142,250

1,100,000	MI Finance Authority (Detroit Water & Sewer)	5.000	07/01/2035	1,250,348

2,200,000	MI Finance Authority (Detroit Water & Sewer)	5.000	07/01/2034	2,510,266

895,000	MI Finance Authority (Detroit Water & Sewer)	5.000	07/01/2026	1,061,739

2,450,000	MI Finance Authority (Detroit Water & Sewer)	5.000	07/01/2032	2,808,312

7,035,000	MI Finance Authority (Detroit Water & Sewer)	5.000	07/01/2023	8,443,829

1,000,000	MI Finance Authority (Detroit Water & Sewer)	5.000	07/01/2025	1,195,100

1,000,000	MI Finance Authority (Detroit Water & Sewer)	5.000	07/01/2034	1,138,280

600,000	MI Finance Authority (Old Redford Public School Academy)	5.900	12/01/2030	611,448

14,600,000	MI Hospital Finance Authority (Trinity Health)[6]	6.125	12/01/2023	16,757,588

1,155,000	MI Public Educational Facilities Authority (Old Redford Academy)	6.000	12/01/2035	1,155,277

407,500	MI Strategic Fund Limited Obligation (Wolverine Human Services)	7.875	08/31/2028	419,998

8,975,288	MI Strategic Fund Limited Obligation (Wolverine Human Services)	5.850	08/31/2027	8,359,763

1,323,000,000	MI Tobacco Settlement Finance Authority	9.838 [5]	06/01/2058	6,654,690

250,000	Monroe County, MI Hospital Finance Authority (Mercy Memorial Hospital Corp.)	5.500	06/01/2035	254,458

400,000	Plymouth, MI Educational Center Charter School (Public School Academy)	5.375	11/01/2030	284,060

1,325,000	Plymouth, MI Educational Center Charter School (Public School Academy)	5.625	11/01/2035	907,864

500,000	Renaissance, MI Public School Academy	6.000	05/01/2037	534,275

2,875,000	University of Michigan	5.000	04/01/2031	3,590,185

36        OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Value

Michigan (Continued)

$20,000	Wayne County, MI Building Authority	5.250%	06/01/2016	$20,080

				97,596,239

Minnesota—0.1%
885,000	Columbia Heights, MN EDA Tax Increment (Huset Park Area Redevel.)	5.375	02/15/2032	885,301

965,000	Mound, MN Hsg. & Redevel. Authority (Metroplaines)	5.000	02/15/2027	974,148

70,000	St. Anthony, MN Hsg. & Redevel. Authority (Silver Lake Village)[1]	5.375	08/01/2021	71,767

90,000	St. Paul, MN Port Authority (Great Northern)	6.000	03/01/2030	90,154

				2,021,370

Mississippi—0.0%
215,000	Gulfport, MS Hospital Facility (Memorial Hospital at Gulfport)	5.750	07/01/2031	215,765

750,000	Meridian, MS Tax Increment (Meridian Crossroads)	8.750	12/01/2024	841,898

				1,057,663

Missouri—2.1%
200,000	Belton, MO Tax Increment (Belton Town Center)	5.625	03/01/2025	200,934

900,000	Branson, MO IDA (Branson Hills Redevel.)	5.750	05/01/2026	913,041

365,000	Branson, MO IDA (Branson Hills Redevel.)	7.050	05/01/2027	365,485

1,175,000	Branson, MO IDA (Branson Landing)	5.250	06/01/2021	1,175,834

6,325,000	Branson, MO IDA (Branson Shoppe Redevel.)	5.950	11/01/2029	6,400,457

675,000	Broadway-Fairview, MO Transportation Devel. District (Columbia)	5.875	12/01/2031	547,223

400,000	Chillicothe, MO Tax Increment (South U.S. 65)	5.625	04/01/2027	275,204

400,000	Chillicothe, MO Tax Increment (South U.S. 65)	5.500	04/01/2021	319,160

1,330,000	Columbia, MO Hsg. Authority (Stuart Parker Hsg. Devel. Group)	5.125	12/15/2050	1,345,348

580,000	Columbia, MO Hsg. Authority (Stuart Parker Hsg. Devel. Group)	5.000	12/15/2040	587,644

155,000	Hawk Ridge, MO Transportation Devel. District[1]	4.650	02/01/2017	155,524

3,840,000	Hawk Ridge, MO Transportation Devel. District	5.000	02/01/2030	3,464,102

14,360,000	Hazelwood, MO Transportation Devel. District (370/Missouri Bottom Road/Tausig Road)	7.200	05/01/2033	13,074,493

270,000	Kansas City, MO Tax Increment (Briarcliff West)	5.150	06/01/2016	272,238

600,000	Kansas City, MO Tax Increment (Shoal Creek Parkway)	6.500	06/01/2025	602,694

900,000	Kansas City, MO Tax Increment (Southtown)[1]	6.000	03/01/2017	928,899

250,000	Lees Summit, MO IDA (Kensington Farms)	5.750	03/01/2029	152,415

140,000	Lees Summit, MO IDA (Kensington Farms)	5.500	03/01/2021	85,917

770,000	Liberty, MO Tax Increment (Liberty Triangle)	5.875	10/01/2029	789,843

2,100,000	Maplewood, MO Tax (Maplewood South Redevel.)	5.750	11/01/2026	2,102,604

355,000	MO Grindstone Plaza Transportation Devel. District	5.500	10/01/2031	328,403

199,000	Northwoods, MO Transportation Devel. District[1]	5.850	02/01/2031	188,176

1,500,000	Osage Beach, MO Tax Increment (Prewitts Point)	5.000	05/01/2023	1,498,185

37        OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon	Maturity	Value

Missouri (Continued)

$2,500,000	Richmond Heights, MO Tax Increment & Transportation Sales Tax	5.625%	11/01/2025	$2,511,450

481,000	St. Louis, MO Tax Increment (1505 Missouri Avenue Redevel.)[3]	6.000	08/04/2025	265,892

846,000	St. Louis, MO Tax Increment (1601 Washington Redevel.)	6.000	08/21/2026	557,726

1,879,000	St. Louis, MO Tax Increment (1619 Washington Redevel.)	5.500	03/09/2027	1,033,469

662,000	St. Louis, MO Tax Increment (Pet Building Redevel.)	5.500	05/29/2028	444,076

545,000	St. Louis, MO Tax Increment (Printers Lofts)[3]	6.000	08/21/2026	259,404

466,000	St. Louis, MO Tax Increment (Washington East Condominiums)[4]	5.500	01/20/2028	328,027

783,000	St. Louis, MO Tax Increment (Washington East Condominiums)	5.500	01/20/2028	650,971

1,080,000	St. Louis, MO Tax Increment Financing (Ludwig Lofts)[3]	6.690	04/21/2029	674,320

373,000	St. Louis, MO Tax Increment Financing, Series A	5.500	09/02/2028	243,685

3,255,000	St. Louis, MO Tax Increment, Series A	6.600	01/21/2028	2,436,009

320,000	Stone Canyon, MO Improvement District (Infrastructure)[4]	5.750	04/01/2027	97,587

620,000	Stone Canyon, MO Improvement District (Infrastructure)[4]	5.700	04/01/2022	189,094

155,000	Suemandy, MO Mid-Rivers Community Improvement District	7.500	10/01/2029	162,468

				45,628,001

Montana—0.2%
11,710,000	Hardin, MT Tax Increment Industrial Infrastructure Devel. (Rocky Mountain Power)[3]	6.250 [2]	09/01/2031	4,097,914

375,000	MT Facilities Finance Authority (St. John’s Lutheran)	6.000	05/15/2025	380,569

				4,478,483

Nebraska—0.8%
9,510,000	NE Central Plains Gas Energy	5.250	09/01/2037	10,762,182

2,915,000	NE Educational Facilities Authority (Midland Lutheran College)	5.600	09/15/2029	2,833,671

1,540,000	NE Public Power Generation Agency (Whelan Energy Center)	5.000	01/01/2032	1,587,586

1,800,000	Santee Sioux Nation, NE Tribal Health Care (Indian Health Service)	8.750	10/01/2020	1,806,030

				16,989,469

Nevada—0.7%
260,000	Clark County, NV Improvement District	5.050	02/01/2031	257,759

325,000	Clark County, NV Improvement District	5.000	02/01/2026	325,062

5,105,000	Director of the State of NV Dept. of Business & Industry (Las Vegas Monorail)[3]	6.850 [5]	01/01/2019	2,552,398

210,000	Mesquite, NV Special Improvement District (Canyon Creek)[1]	5.300	08/01/2018	207,635

38        OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Value

Nevada (Continued)

$100,000	Mesquite, NV Special Improvement District (Canyon Creek)	5.250%	08/01/2017	$99,515

70,000	Mesquite, NV Special Improvement District (Canyon Creek)	5.200	08/01/2016	69,918

435,000	Mesquite, NV Special Improvement District No. 07-01 (Anthem at Mesquite)[1]	6.000	08/01/2027	442,808

625,000	Mesquite, NV Special Improvement District No. 07-01 (Anthem at Mesquite)[1]	6.150	08/01/2037	634,781

390,000	Mesquite, NV Special Improvement District No. 07-01 (Anthem at Mesquite)[1]	5.850	08/01/2018	398,806

815,000	Mesquite, NV Special Improvement District No. 07-01 (Anthem at Mesquite)[1]	6.000	08/01/2023	832,368

7,420,000	Sparks, NV Redevel. Agency (Redevel Area No. 2)	6.700	06/01/2028	7,823,425

1,855,000	Sparks, NV Redevel. Agency (Redevel Area No. 2)	6.400	06/01/2020	1,988,875

				15,633,350

New Hampshire—2.8%
3,220,000	Manchester, NH Hsg. & Redevel. Authority, Series B	5.700 [5]	01/01/2030	1,482,424

305,000	Manchester, NH Hsg. & Redevel. Authority, Series B	5.650 [5]	01/01/2029	150,340

495,000	Manchester, NH Hsg. & Redevel. Authority, Series B	6.000 [5]	01/01/2023	365,246

405,000	NH Business Finance Authority (Huggins Hospital)	6.875	10/01/2039	433,512

250,000	NH H&EFA (Dartmouth-Hitchcock Clinic/Mary Hitchcock Memorial Hospital Obligated Group)	5.000	08/01/2035	250,742

4,010,000	NH H&EFA (Franklin Pierce College)	6.050	10/01/2034	3,891,865

20,860,000	NH H&EFA (LRG Healthcare)[6]	7.000	04/01/2038	25,264,380

21,575,000	NH H&EFA (LRG Healthcare)[6]	5.500	10/01/2034	24,969,966

475,000	NH H&EFA (LRG Healthcare)	5.500	10/01/2034	549,727

1,500,000	NH H&EFA (Southern New Hampshire University)	5.000	01/01/2027	1,642,035

1,270,000	NH HE&HFA (Franklin Pierce College)	5.300	10/01/2028	1,177,938

				60,178,175

New Jersey—2.4%
4,000,000	Casino Reinvestment Devel. Authority of NJ	5.250	11/01/2039	4,175,080

2,000,000	Casino Reinvestment Devel. Authority of NJ	5.000	11/01/2032	2,197,540

2,000,000	Casino Reinvestment Devel. Authority of NJ	5.000	11/01/2030	2,223,120

1,000,000	Newark, NJ GO	5.000	07/15/2029	1,091,990

2,100,000	NJ Health Care Facilities Financing Authority (University Hospital)	5.000	07/01/2029	2,456,538

3,640,000	NJ Tobacco Settlement Financing Corp.	5.000	06/01/2029	3,456,107

4,555,000	NJ Transportation Trust Fund Authority	6.000	06/15/2035	5,175,755

5,975,000	NJ Transportation Trust Fund Authority	5.500	12/15/2021	7,011,543

7,015,000	NJ Transportation Trust Fund Authority	5.000	06/15/2032	7,589,038

7,000,000	NJ Turnpike Authority	5.000	01/01/2034	8,214,290

5,000,000	NJ Turnpike Authority	5.000	01/01/2033	5,884,650

39        OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon	Maturity	Value

New Jersey (Continued)

$1,850,000	South Jersey, NJ Transportation Authority	5.000%	11/01/2033	$2,079,881

				51,555,532

New Mexico—0.1%
230,000	Boulders, NM Pubic Improvement District	5.750	10/01/2044	236,350

270,000	Montecito Estates, NM Public Improvement District	7.000	10/01/2037	276,604

1,925,000	NM Trails Public Improvement District	7.750	10/01/2038	1,899,821

				2,412,775

New York—4.3%
380,000	NY Counties Tobacco Trust II (TASC)	5.750	06/01/2043	382,014

10,500,000	NY MTA, Series C-1	5.000	11/15/2035	12,456,570

3,000,000	NY MTA, Series E	5.000	11/15/2030	3,584,580

10,000,000	NYC Municipal Water Finance Authority	5.000	06/15/2039	11,771,500

11,825,000	NYC Transitional Finance Authority (Future Tax)	5.000	08/01/2032	14,243,212

8,720,000	NYC Transitional Finance Authority (Future Tax)	5.000	08/01/2031	10,657,497

2,650,000	NYS DA (New York State Dormitory Authority)	5.000	07/01/2028	3,265,621

10,000,000	NYS DA (Sales Tax)	5.000	03/15/2033	12,227,800

8,710,000	NYS DA (St. Mary’s Hospital for Children)	7.875	11/15/2041	9,450,089

7,385,000	Suffolk, NY Tobacco Asset Securitization Corp.	5.375	06/01/2028	7,420,965

5,255,000	Westchester County, NY Healthcare Corp., Series A	5.000	11/01/2030	5,935,943

				91,395,791

North Carolina—0.0%
20,000	NC Medical Care Commission (AHACHC)	5.800	10/01/2034	20,055

North Dakota—0.3%
6,650,000	Hazen, ND Healthcare (Hazen Memorial Hospital Asscociation)	2.500	07/01/2017	6,654,455

Ohio—8.1%
2,250,000	Bowling Green, OH Student Hsg. (CFP I-Bowling Green State University)	6.000	06/01/2045	2,436,323

3,440,000	Bowling Green, OH Student Hsg. (CFP I-Bowling Green State University)	5.750	06/01/2031	3,758,303

6,500,000	Buckeye, OH Tobacco Settlement Financing Authority (TASC)	6.250 [2]	06/01/2037	6,047,990

22,380,000	Buckeye, OH Tobacco Settlement Financing Authority (TASC)	6.000	06/01/2042	20,071,503

743,000,000	Buckeye, OH Tobacco Settlement Financing Authority (TASC)	7.501 [5]	06/01/2052	7,630,610

970,100,000	Buckeye, OH Tobacco Settlement Financing Authority (TASC)	7.251 [5]	06/01/2047	70,953,114

11,460,000	Buckeye, OH Tobacco Settlement Financing Authority (TASC)	5.125	06/01/2024	10,505,267

2,555,000	Buckeye, OH Tobacco Settlement Financing Authority (TASC)	5.375	06/01/2024	2,378,169

8,820,000	Buckeye, OH Tobacco Settlement Financing Authority (TASC)	5.750	06/01/2034	7,817,960

40        OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Value

Ohio (Continued)

$20,360,000	Buckeye, OH Tobacco Settlement Financing Authority (TASC)	5.875%	06/01/2030	$18,363,498

2,165,000	Centerville, OH Health Care (Bethany Lutheran Village)	6.000	11/01/2038	2,249,868

3,445,000	Cleveland-Cuyahoga County, OH Port Authority	6.000	11/15/2035	4,024,862

10,000	Cuyahoga County, OH Hospital (Metro Health System)	5.500	02/15/2027	10,026

1,050,000	Greene County, OH University Hsg. (Central State University)	5.625	09/01/2032	1,038,240

1,000,000	Greene County, OH University Hsg. (Central State University)	5.500	09/01/2027	999,890

2,500,000	Grove City, OH Tax Increment Financing	5.375	12/01/2031	2,537,650

95,000	Grove City, OH Tax Increment Financing	5.125	12/01/2016	97,858

745,000	Jeffrey Place, OH New Community Authority (Jeffrey Place Redevel.)	5.000	12/01/2022	751,966

5,860,000	Port of Greater Cincinnati, OH Devel. Authority (Public Parking Infrastructure)	6.400	02/15/2034	4,142,141

2,100,000	Port of Greater Cincinnati, OH Devel. Authority (Public Parking Infrastructure)	6.300	02/15/2024	1,522,227

4,065,000	Portage County, OH Port Authority (Northeast Ohio Medical University)	5.000	12/01/2037	4,358,574

510,000	Ross County, OH Hospital (Adena Health System)	5.750	12/01/2028	571,373

645,000	Toledo-Lucas County, OH Port Authority (Town Square at Levis Commons)	5.400	11/01/2036	315,824

				172,583,236

Oklahoma—0.6%
12,720,000	Grady County, OK Criminal Justice Authority	7.000	11/01/2041	12,802,299

770,000	Langston, OK EDA (Langston University)	5.250	05/01/2026	773,126

				13,575,425

Oregon—0.2%
2,250,000	Forest Grove, OR Revenue (Pacific University)	5.000	05/01/2036	2,577,938

500,000	OR Facilities Authority (Concordia University)	6.375	09/01/2040	540,915

330,000	OR Facilities Authority (Concordia University)	6.125	09/01/2030	353,750

				3,472,603

Pennsylvania—2.8%
5,000,000	Bethlehem, PA Area School District	5.000	08/01/2033	5,862,350

1,425,000	Delaware County, PA Authority (Neumann University)	5.000	10/01/2031	1,602,156

2,305,000	Delaware County, PA Authority (Neumann University)	5.000	10/01/2035	2,542,231

1,000,000	East Hempfield Township, PA IDA (Millersville University Student Services)	5.000	07/01/2047	1,054,660

265,000	Luzerne County, PA IDA	7.500	12/15/2019	278,984

500,000	Luzerne County, PA IDA	7.750	12/15/2027	523,850

3,005,000	Northumberland County, PA IDA (NHS Youth Services)[1]	7.750	02/15/2029	2,132,198

25,000	Northumberland County, PA IDA (NHS Youth Services)	5.500	02/15/2033	22,639

10,010,000	PA Commonwealth Financing Authority	5.000	06/01/2035	11,445,534

41        OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon	Maturity	Value

Pennsylvania (Continued)

$10,000,000	PA GO	5.000%	10/15/2031	$11,835,500

2,000,000	PA HEFA (Shippensburg University)	6.250	10/01/2043	2,245,940

3,000,000	PA Public School Building Authority (School District of Philadelphia)	5.000	04/01/2030	3,238,650

5,000,000	PA Public School Building Authority (School District of Philadelphia)	5.000	04/01/2031	5,372,650

1,500,000	PA Turnpike Commission	0.000 [2]	12/01/2038	1,757,445

4,000,000	PA Turnpike Commission	5.000	12/01/2040	4,588,880

685,000	Philadelphia, PA Authority for Industrial Devel. (Architecture & Design Charter School)	6.125	03/15/2043	746,527

735,000	Philadelphia, PA H&HEFA (Centralized Comprehensive Human Services)	7.250	01/01/2021	737,631

55,000	Philadelphia, PA School District	6.000	09/01/2038	62,320

3,435,000	Philadelphia, PA School District	6.000	09/01/2038	3,805,637

5,000	Philadelphia, PA School District	6.000	09/01/2038	5,665

5,000	Philadelphia, PA School District	6.000	09/01/2038	5,665

				59,867,112

Rhode Island—0.9%
4,915,000	Central Falls, RI Detention Facility[4]	7.250	07/15/2035	1,223,294

45,000	Providence, RI HDC (Barbara Jordan Apartments)	6.750	07/01/2025	45,158

725,000	RI Health & Educational Building Corp. (EPBH/RIH/TMH Obligated Group)	7.000	05/15/2039	837,600

13,600,000	RI Health & Educational Building Corp. (EPBH/RIH/TMH Obligated Group)	7.000	05/15/2039	15,837,472

20,000	RI Hsg. & Mtg. Finance Corp. (Homeownership Opportunity)	6.500	04/01/2027	20,201

18,045,000	RI Tobacco Settlement Financing Corp. (TASC)	6.125 [5]	06/01/2052	817,258

				18,780,983

South Carolina—1.0%
1,560,000	Lancaster County, SC (Sun City Carolina Lakes)	5.450	12/01/2037	1,561,669

4,843,000	Richland County, SC Assessment Revenue (Village at Sandhill Improvement District)	6.200	11/01/2036	4,844,550

600,000	SC Connector 2000 Assoc. Toll Road, Series B	5.535 [5]	01/01/2020	377,736

6,565,000	SC Connector 2000 Assoc. Toll Road, Series B	5.781 [5]	01/01/2021	3,936,702

11,240,000	SC Connector 2000 Assoc. Toll Road, Series B	6.697 [5]	01/01/2026	5,144,323

2,000,000	SC Jobs-EDA (Coastal Hsg. Foundation)	6.500	04/01/2042	2,451,120

2,500,000	SC Jobs-EDA (Coastal Hsg. Foundation)	6.250	04/01/2035	3,038,425

				21,354,525

South Dakota—0.1%
1,500,000	SD Educational Enhancement Funding Corp. Tobacco Settlement	5.000	06/01/2027	1,721,265

Tennessee—0.4%
125,000	Johnson City, TN H&EFB (Johnson City Medical Center)	5.250	07/01/2028	125,551

500,000	Metropolitan Government Nashville & Davidson Counties, TN H&EFB (Belmont University)	5.000	11/01/2027	561,940

42        OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Value

Tennessee (Continued)

$5,665,000	TN Energy Acquisition Gas Corp.	5.000%	02/01/2027	$6,850,345

				7,537,836

Texas—4.7%
60,000	Collin County, TX HFC (Community College District Foundation)	5.250	06/01/2031	58,334

1,100,000	Dallas County, TX Flood Control District	5.000	04/01/2032	1,133,561

7,250,000	Donna, TX GO1	6.250	02/15/2037	7,272,765

4,714,000	Escondido, TX Public Improvement District (Horseshoe Bay)	7.250	10/01/2033	4,757,699

16,000,000	Houston, TX Airport System, Series A6	5.500	07/01/2039	17,631,520

160,000	Houston, TX Higher Education Finance Corp. (Cosmos Foundation)	6.500	05/15/2031	204,322

140,000	Houston, TX Higher Education Finance Corp. (Cosmos Foundation)	6.500	05/15/2031	167,558

250,000	Houston, TX Higher Education Finance Corp. (Ninos)	6.000	08/15/2041	270,367

250,000	Houston, TX Higher Education Finance Corp. (Ninos)	6.000	08/15/2036	271,990

30,000	Huntsville, TX GO COP	5.000	08/15/2032	30,112

7,465,000	Irving, TX Hotel Occupancy	5.500	08/15/2038	7,907,376

2,305,000	Maverick County, TX GO COP	8.750	03/01/2034	1,849,440

685,000	Maverick County, TX GO COP	8.750	03/01/2034	549,617

555,000	New Hope, TX Educational Facilities Finance Corp. Student Hsg. (Stephenville-Tarleton State University)	5.875	04/01/2036	631,096

780,000	New Hope, TX Educational Facilities Finance Corp. Student Hsg. (Stephenville-Tarleton State University)	6.000	04/01/2045	888,295

700,000	Newark, TX Cultural Education Facilities Finance Corp. (A.W. Brown Fellowship Charter School)	6.000	08/15/2042	715,820

1,695,000	Northeast, TX Higher Education Facilities Corp. (Eagle Advantage Schools)	5.000	08/15/2040	1,718,086

3,695,000	Sabine River, TX Authority Pollution Control (TXU Electric Company)[4]	6.150	08/01/2022	110,480

9,675,000	Spring, TX Independent School District	5.000	08/15/2031	11,883,415

4,315,000	Spring, TX Independent School District	5.000	08/15/2029	5,364,192

4,570,000	Tarrant County, TX Cultural Education Facilities Finance Corp. (Baylor Health Care System)[6]	6.250	11/15/2029	5,245,900

10,775,000	Tarrant County, TX Cultural Education Facilities Finance Corp. (Baylor Health Care System)[6]	6.250	11/15/2029	12,368,616

6,255,000	Trophy Club, TX Public Improvement (Highlands Trophy Club)	7.750	10/01/2037	6,920,782

485,000	TX Dormitory Finance Authority (Temple Junior College Foundation)	6.000	09/01/2033	436,786

110,000	TX Dormitory Finance Authority (Temple Junior College Foundation)	5.750	09/01/2027	101,913

4,500,000	TX Municipal Gas Acquisition & Supply Corp.	6.250	12/15/2026	5,569,875

1,700,000	TX Public Finance Authority Charter School Finance Corp. (Cosmos Foundation)	6.000	02/15/2030	2,037,399

43        OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon	Maturity	Value

Texas (Continued)

$660,000	TX Public Finance Authority Charter School Finance Corp. (Ed-Burnham Wood)	6.250%	09/01/2036	$677,642

1,085,000	TX Public Finance Authority Charter School Finance Corp. (New Fontiers School)	5.800	08/15/2040	1,176,845

1,900,000	University of Texas (Permanent University Fund)	5.000	07/01/2029	2,365,120

				100,316,923

Utah—0.0%
275,000	Utah County, UT Charter School (Renaissance Academy)	5.625	07/15/2037	276,963

Vermont—0.1%
445,000	Burlington, VT GO	5.000	11/01/2032	491,872

350,000	Burlington, VT GO	5.000	11/01/2027	394,131

336,658	VT Educational & Health Buildings Financing Agency (Marlboro College)	2.779	04/01/2019	332,188

				1,218,191

Virginia—0.9%
825,000	Buena Vista, VA Public Recreational Facilities Authority (Golf Course)	5.500	07/15/2035	759,256

1,895,000	Buena Vista, VA Public Recreational Facilities Authority (Golf Course)	5.250	07/15/2025	1,740,292

416,000	Celebrate, VA North CDA Special Assessment[3]	6.750	03/01/2034	268,699

3,500,000	Celebrate, VA South CDA Special Assessment[4]	6.250	03/01/2037	1,924,895

750,000	Farms New Kent, VA Community Devel. Authority Special Assessment[3]	5.800	03/01/2036	187,515

3,000,000	Farms New Kent, VA Community Devel. Authority Special Assessment[4]	5.450	03/01/2036	750,090

371,000	Farms New Kent, VA Community Devel. Authority Special Assessment[3]	5.125	03/01/2036	92,761

900,000	New Port, VA CDA[4]	5.600	09/01/2036	449,946

3,240,000	Peninsula, VA Town Center Community Devel. Authority Special Obligation[1]	6.450	09/01/2037	3,420,306

2,565,000	Stafford County & Staunton, VA IDA (Virginia Municipal League/Mt. Rogers)	6.500	08/01/2038	2,662,316

675,000	Suffolk, VA IDA (Lake Prince Center)	5.300	09/01/2031	678,233

950,000	VA College Building Authority (Regent University)	5.000	06/01/2026	951,947

2,000,000	VA College Building Authority (Regent University)	5.000	06/01/2029	2,002,480

585,000	VA College Building Authority Educational Facilities (Regent University)	5.000	06/01/2036	585,140

35,170,000	VA Tobacco Settlement Authority	5.670 [5]	06/01/2047	712,896

162,770,000	VA Tobacco Settlement Authority	5.770 [5]	06/01/2047	2,801,272

				19,988,044

Washington—3.1%
4,145,000	Bremerton, WA Hsg. Authority	5.500	06/01/2037	4,147,114

1,000,000	Bremerton, WA Hsg. Authority	5.300	06/01/2026	1,000,690

75,000	Kelso County, WA Hsg. Authority (Chinook & Columbia Apartments)	5.600	03/01/2028	75,025

44        OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Value

Washington (Continued)

$2,720,642	Tacoma, WA Consolidated Local Improvements District No. 65	5.750%	04/01/2043	$2,720,751

3,920,000	Vancouver, WA Hsg. Authority (Springbrook Village Apartments)	5.000	03/01/2025	4,410,392

80,000	Vancouver, WA Hsg. Authority (Springbrook Village Apartments)	5.000	03/01/2025	92,458

33,785,000	WA Health Care Facilities Authority (Catholic Health Initiatives)	6.375	10/01/2036	38,225,362

15,000,000	WA Health Care Facilities Authority (PH&S / PEMC / PH&SO / PHSSC / LCMAS / SJHC / PSMMC / SPH&HSC / PHlthC / PH&SW Obligated Group)	5.250	10/01/2033	16,556,400

				67,228,192

West Virginia—0.2%
1,885,000	Brooke County, WV (Bethany College)	6.750	10/01/2037	2,088,184

1,960,000	Brooke County, WV (Bethany College)	6.500	10/01/2031	2,158,352

				4,246,536

Wisconsin—1.5%
1,475,000	WI Center District, Series A	5.000	12/15/2029	1,679,833

5,000,000	WI GO	6.000	05/01/2036	5,784,900

1,230,000	WI H&EFA (Beloit College)	6.125	06/01/2035	1,378,092

750,000	WI H&EFA (Beloit College)	6.125	06/01/2039	836,243

1,300,000	WI H&EFA (Richland Hospital)	5.375	06/01/2028	1,301,638

17,260,000	WI H&EFA (SSM Health Care Corp.)	5.250	06/01/2034	19,342,937

465,000	WI Public Finance Authority (Las Ventanas Retirement Community)	7.000	10/01/2042	468,376

185,000	WI Public Finance Authority (Las Ventanas Retirement Community)	0.181 [5]	10/01/2042	57,874

200,000	WI Public Finance Authority (Las Ventanas Retirement Community)	36.060 [5]	10/01/2042	2

650,000	WI Public Finance Authority (Thomas Jefferson Classical Academy)	7.125	07/01/2042	706,855

500,000	WI Public Finance Authority Charter School (Explore Knowledge Foundation)	5.750	07/15/2032	545,810

350,000	WI Public Finance Authority Charter School (Explore Knowledge Foundation)	6.000	07/15/2042	381,804

				32,484,364

U.S. Possessions—9.6%
7,315,000	Puerto Rico Aqueduct & Sewer Authority	5.000	07/01/2033	4,913,485

1,885,000	Puerto Rico Aqueduct & Sewer Authority	5.250	07/01/2029	1,272,903

1,925,000	Puerto Rico Aqueduct & Sewer Authority	6.000	07/01/2047	1,317,431

5,400,000	Puerto Rico Aqueduct & Sewer Authority	5.750	07/01/2037	3,721,950

11,375,000	Puerto Rico Children’s Trust Fund (TASC)	5.500	05/15/2039	11,425,732

3,000,000	Puerto Rico Commonwealth GO	6.000	07/01/2040	1,909,860

2,000,000	Puerto Rico Commonwealth GO	6.000	07/01/2039	1,273,160

9,000,000	Puerto Rico Commonwealth GO	5.750	07/01/2036	5,707,620

4,000,000	Puerto Rico Commonwealth GO	5.625	07/01/2033	2,530,880

1,250,000	Puerto Rico Commonwealth GO	5.375	07/01/2030	787,687

5,000,000	Puerto Rico Commonwealth GO	6.500	07/01/2037	3,195,200

45        OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon	Maturity	Value

U.S. Possessions (Continued)

$1,500,000	Puerto Rico Commonwealth GO	5.500%	07/01/2026	$946,875

5,000,000	Puerto Rico Commonwealth GO	5.750	07/01/2028	3,168,900

500,000	Puerto Rico Commonwealth GO	5.500	07/01/2021	513,995

3,000,000	Puerto Rico Commonwealth GO	5.250	07/01/2023	1,889,790

4,210,000	Puerto Rico Commonwealth GO	5.500	07/01/2039	2,659,457

2,610,000	Puerto Rico Commonwealth GO	5.000	07/01/2023	1,640,881

3,000,000	Puerto Rico Commonwealth GO	5.125	07/01/2028	1,890,240

4,020,000	Puerto Rico Commonwealth GO	5.250	07/01/2030	2,536,017

4,515,000	Puerto Rico Commonwealth GO	5.000	07/01/2020	2,867,431

5,000,000	Puerto Rico Electric Power Authority, Series A9	6.750	07/01/2036	2,957,100

20,460,000	Puerto Rico Electric Power Authority, Series A9	5.000	07/01/2029	12,062,193

2,830,000	Puerto Rico Electric Power Authority, Series AAA[9]	5.250	07/01/2028	1,668,455

3,000,000	Puerto Rico Electric Power Authority, Series CCC[9]	5.250	07/01/2027	1,768,710

1,850,000	Puerto Rico Electric Power Authority, Series CCC[9]	5.000	07/01/2022	1,092,425

2,500,000	Puerto Rico Electric Power Authority, Series CCC[9]	5.000	07/01/2028	1,473,750

260,000	Puerto Rico Electric Power Authority, Series RR	5.000	07/01/2024	258,315

4,000,000	Puerto Rico Electric Power Authority, Series SS	5.000	07/01/2025	3,933,520

3,000,000	Puerto Rico Electric Power Authority, Series TT9	5.000	07/01/2026	1,769,310

4,500,000	Puerto Rico Electric Power Authority, Series TT9	5.000	07/01/2032	2,652,570

5,000,000	Puerto Rico Electric Power Authority, Series TT9	5.000	07/01/2037	2,946,700

1,500,000	Puerto Rico Electric Power Authority, Series VV9	5.500	07/01/2020	887,310

1,690,000	Puerto Rico Electric Power Authority, Series VV	5.250	07/01/2025	1,693,042

5,000,000	Puerto Rico Electric Power Authority, Series WW9	5.500	07/01/2020	2,957,700

3,050,000	Puerto Rico Electric Power Authority, Series WW9	5.500	07/01/2038	1,797,121

2,750,000	Puerto Rico Electric Power Authority, Series WW9	5.375	07/01/2023	1,622,885

1,985,000	Puerto Rico Electric Power Authority, Series WW9	5.250	07/01/2025	1,170,713

2,000,000	Puerto Rico Electric Power Authority, Series WW9	5.000	07/01/2028	1,179,000

5,000,000	Puerto Rico Electric Power Authority, Series WW9	5.500	07/01/2021	2,954,300

1,670,000	Puerto Rico Electric Power Authority, Series XX9	5.250	07/01/2040	984,014

410,000	Puerto Rico Electric Power Authority, Series ZZ9	5.250	07/01/2022	242,085

7,300,000	Puerto Rico Electric Power Authority, Series ZZ9	5.250	07/01/2024	4,306,708

40,000	Puerto Rico Highway & Transportation Authority	5.000	07/01/2022	17,358

3,000,000	Puerto Rico Highway & Transportation Authority, Series L	5.250	07/01/2038	2,734,800

3,500,000	Puerto Rico Highway & Transportation Authority, Series M	5.000	07/01/2046	770,595

8,000,000	Puerto Rico Infrastructure[4]	7.075 [5]	07/01/2030	1,254,640

850,000	Puerto Rico Infrastructure[3]	5.500	07/01/2024	329,375

65,000	Puerto Rico Infrastructure[4]	5.000	07/01/2041	8,125

750,000	Puerto Rico Infrastructure Financing Authority[3]	5.500	07/01/2028	290,625

8,695,000	Puerto Rico Infrastructure Financing Authority[4]	6.070 [5]	07/01/2031	1,299,033

3,200,000	Puerto Rico ITEMECF (Guaynabo Municipal Government Center)	5.625	07/01/2022	2,756,672

1,230,000	Puerto Rico ITEMECF (Polytechnic University)	5.000	08/01/2032	1,060,555

190,000	Puerto Rico ITEMECF (University of the Sacred Heart)	5.000	10/01/2022	145,971

2,000,000	Puerto Rico Public Buildings Authority	6.000	07/01/2041	1,137,300

8,575,000	Puerto Rico Public Buildings Authority	6.250	07/01/2026	5,120,904

9,000,000	Puerto Rico Public Buildings Authority	6.000	07/01/2028	9,139,950

46        OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Value

U.S. Possessions (Continued)

$240,000	Puerto Rico Public Buildings Authority	5.250%	07/01/2042	$130,829

3,300,000	Puerto Rico Public Buildings Authority	5.000	07/01/2032	1,827,375

1,000,000	Puerto Rico Public Buildings Authority	6.250	07/01/2031	584,580

4,940,000	Puerto Rico Public Buildings Authority	5.375	07/01/2033	2,729,251

5,615,000	Puerto Rico Public Finance Corp., Series B4	5.500	08/01/2031	828,213

6,380,000	Puerto Rico Sales Tax Financing Corp.	8.550 [5]	08/01/2023	1,798,267

17,650,000	Puerto Rico Sales Tax Financing Corp., Series A	5.500	08/01/2037	6,762,951

270,000	Puerto Rico Sales Tax Financing Corp., Series A	5.000	08/01/2043	102,128

18,875,000	Puerto Rico Sales Tax Financing Corp., Series A	9.410 [5]	08/01/2036	1,903,733

4,365,000	Puerto Rico Sales Tax Financing Corp., Series A	5.375	08/01/2039	1,667,212

50,000,000	Puerto Rico Sales Tax Financing Corp., Series A	7.280 [5]	08/01/2034	5,355,000

20,215,000	Puerto Rico Sales Tax Financing Corp., Series A	5.750	08/01/2037	7,796,117

29,670,000	Puerto Rico Sales Tax Financing Corp., Series A	6.110 [5]	08/01/2044	4,758,178

15,000,000	Puerto Rico Sales Tax Financing Corp., Series A	6.375	08/01/2039	5,878,050

7,000,000	Puerto Rico Sales Tax Financing Corp., Series A	6.500	08/01/2044	2,751,770

29,160,000	Puerto Rico Sales Tax Financing Corp., Series C	5.000	08/01/2040	18,468,486

32,560,000	Puerto Rico Sales Tax Financing Corp., Series C	8.020 [5]	08/01/2038	2,865,280

2,205,000	Puerto Rico Sales Tax Financing Corp., Series C	6.000	08/01/2042	855,849

3,685,000	Puerto Rico Sales Tax Financing Corp., Series C	0.000 [2]	08/01/2032	1,373,657

7,450,000	Puerto Rico Sales Tax Financing Corp., Series C	5.250	08/01/2041	2,836,440

				205,886,689

Total Municipal Bonds and Notes (Cost $2,477,287,427)				2,222,852,993

Corporate Bonds and Notes—0.0%

68,697	Las Vegas Monorail Co., Sr. Sec. Nts.[7,10]	5.500	07/15/2019	2,070

18,270	Las Vegas Monorail Co., Sub. Nts.[7,10]	5.500 [8]	07/15/2055	1,324

Total Corporate Bonds and Notes (Cost $138)				3,394

Total Investments, at Value (Cost $2,477,287,565)—103.8%				2,222,856,387

Net Other Assets (Liabilities)—(3.8)				(81,959,079)

Net Assets—100.0%				$2,140,897,308

Footnotes to Statement of Investments

*January 29, 2016 represents the last business day of the Fund’s reporting period. See Note 2 of the accompanying Notes.

1. All or a portion of the security position is when-issued or delayed delivery to be delivered and settled after period end. See Note 4 of the accompanying Notes.

2. Denotes a step bond: a zero coupon bond that converts to a fixed or variable interest rate at a designated future date.

3. This security is accruing partial income at an anticipated effective rate based on expected interest and/or principal payments. The rate shown is the contractual interest rate.

4. This security is not accruing income because the issuer has missed an interest payment on it and/or is not anticipated to make future interest and or principal payments. The rate shown is the contractual interest rate. See Note 4 of the accompanying Notes.

5. Zero coupon bond reflects effective yield on the date of purchase.

6. Security represents the underlying municipal bond with respect to an inverse floating rate security held by the Fund. The bond was purchased by the Fund and subsequently transferred to a trust, which issued the related inverse floating rate security. See Note 4 of the accompanying Notes.

7. Interest or dividend is paid-in-kind, when applicable.

8. Represents the current interest rate for a variable or increasing rate security.

47        OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Footnotes to Statement of Investments (Continued)

9. Subject to a forbearance agreement. Rate shown is the contractual interest rate. See Note 4 of the accompanying Notes.

10. Received as a result of a corporate action.

To simplify the listings of securities, abbreviations are used per the table below:

AHACHC	ARC/HDS Alamance Country Housing Corp.
AWCC	American Water Capital Corp.
BH&HCG	Bristol Hospital & Health Care Group
BHDF	Bristol Hospital Development Foundation
BHlthC	Bristol Health Care
BHosp	Bristol Hospital
CDA	Communities Devel. Authority
COP	Certificates of Participation
DA	Dormitory Authority
EDA	Economic Devel. Authority
EDC	Economic Devel. Corp.
EF&CD	Environmental Facilities and Community Devel.
EPBH	Emma Pendleton Bradley Hospital
GO	General Obligation
H&EFA	Health and Educational Facilities Authority
H&EFB	Health and Educational Facilities Board
H&HEFA	Hospitals and Higher Education Facilities Authority
HDC	Housing Devel. Corp.
HE&HFA	Higher Education and Health Facilities Authority
HEFA	Higher Education Facilities Authority
HEFFA	Higher Educational Facilities Finance Authority
HFA	Housing Finance Agency
HFC	Housing Finance Corp.
HHH&H	Healthalliance Home Health & Hospital
HHosp	Healthalliance Hospital
IDA	Industrial Devel. Agency
ITEMECF	Industrial, Tourist, Educational, Medical and Environmental Community Facilities
KAWC	Kentucky American Water Company
LCMAS	Little Company of Mary Ancillary Services Corp.
M-S-R	Modesto Irrigation District of the City of Santa Clara and the City of Redding
MTA	Metropolitan Transportation Authority
NYC	New York City
NYS	New York State
OLOLMC	Our Lady Of Lake Medical Center
OLOLRMC	Our Lady of Lourdes Regional Medical Center
PEMC	Providence Everett MEdical Center
PH&S	Providence Health & Services
PH&SO	Providence Health & Services-Oregon
PH&SW	Providence Health & Services-Washington
PHlth	Presence Health
PHlthC	Providence Health Care
PHN	Presence Health Network
PHP	Presence PRV Health
PHSSC	Providence Health System-Southern CA
PLC	Presence Life Connections
PPH	Presence PRV Health
PRC	Presence RHC Corporation
PRMC	Presence Resurrection Medical Center
PSFH	Presence Saint Francis Hospital

48        OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

Abbreviations (Continued)
PSJHC	Presence Saint Francis Hospital-Chicago
PSM&EMC	Presence Saints Mary and Elizabeth Medical Center
PSMMC	Providence St. Mary Medical Center
RIH	Rhode Island Hospital
SJHC	St. Joseph Hospital Corp.
SJHCN	St. Joseph Home Care Network
SJHE	St. Joseph Hospital of Eureka
SJHO	St. Joseph Hospital of Orange
SJHS	St. Joseph Health System
SPEARS	Short Puttable Exempt Adjustable Receipts
SPH&HSC	St. Patrick Hospital and Health Science Center
TASC	Tobacco Settlement Asset-Backed Bonds
TMH	The Miriam Hospital
UMHC	UMass Memorial Health Care
UMMC	UMass Memorial Medical Center

See accompanying Notes to Financial Statements.

49        OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

STATEMENT OF ASSETS AND LIABILITIES January 29, 20161 Unaudited

Assets
Investments, at value (cost $2,477,287,565)—see accompanying statement of investments	$2,222,856,387

Cash	27,650,205

Receivables and other assets:
Interest	27,492,770
Investments sold (including $4,967,842 sold on a when-issued or delayed delivery basis)	16,355,756
Shares of beneficial interest sold	4,019,138
Other	325,802

Total assets	2,298,700,058

Liabilities
Payables and other liabilities:
Payable for short-term floating rate notes issued (See Note 4)	113,665,000
Investments purchased (including $29,688,524 purchased on a when-issued or delayed delivery basis)	40,148,257
Dividends	1,845,509
Shares of beneficial interest redeemed	1,419,973
Distribution and service plan fees	358,067
Trustees’ compensation	251,302
Shareholder communications	7,047
Other	107,595

Total liabilities	157,802,750

Net Assets	$2,140,897,308

Composition of Net Assets
Par value of shares of beneficial interest	$308,939

Additional paid-in capital	2,803,473,145

Accumulated net investment income	32,716,749

Accumulated net realized loss on investments	(441,170,347)

Net unrealized depreciation on investments	(254,431,178)

Net Assets	$2,140,897,308

1. January 29, 2016 represents the last business day of the Fund’s reporting period. See Note 2 of the accompanying Notes.

50        OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

STATEMENT OF ASSETS AND LIABILITIES Unaudited / Continued

Net Asset Value Per Share
Class A Shares:
Net asset value and redemption price per share (based on net assets of $1,283,166,896 and 184,792,541 shares of beneficial interest outstanding)	$6.94
Maximum offering price per share (net asset value plus sales charge of 4.75% of offering price)	$7.29

Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $8,687,317 and 1,259,572 shares of beneficial interest outstanding)	$6.90

Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $402,640,521 and 58,412,275 shares of beneficial interest outstanding)	$6.89

Class Y Shares:
Net asset value, redemption price and offering price per share (based on net assets of $446,402,574 and 64,474,419 shares of beneficial interest outstanding)	$6.92

See accompanying Notes to Financial Statements.

51        OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

STATEMENT OF OPERATIONS For the Six Months Ended January 29, 20161 Unaudited

Investment Income
Interest	$64,478,789

Expenses
Management fees	4,175,724

Distribution and service plan fees:
Class A	1,507,652
Class B	48,970
Class C	1,910,334

Transfer and shareholder servicing agent fees:
Class A	624,255
Class B	4,899
Class C	191,113
Class Y	177,442

Shareholder communications:
Class A	11,424
Class B	182
Class C	4,393
Class Y	1,690

Interest expense and fees on short-term floating rate notes issued (See Note 4)	657,840

Borrowing fees	641,213

Legal, auditing and other professional fees	412,441

Trustees’ compensation	16,356

Custodian fees and expenses	7,181

Interest expense on borrowings	481

Other	309,794

Total expenses	10,703,384

Net Investment Income	53,775,405

Realized and Unrealized Gain
Net realized gain on investments	10,336,005

Net change in unrealized appreciation/depreciation on investments	48,212,005

Net Increase in Net Assets Resulting from Operations	$112,323,415

1. January 29, 2016 represents the last business day of the Fund’s reporting period. See Note 2 of the accompanying Notes.

See accompanying Notes to Financial Statements.

52        OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended January 29, 2016[1] (Unaudited)	Year Ended July 31, 2015

Operations
Net investment income	$53,775,405	$118,354,813

Net realized gain	10,336,005	24,102,368

Net change in unrealized appreciation/depreciation	48,212,005	(50,019,374)

Net increase in net assets resulting from operations	112,323,415	92,437,807

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(38,135,574)	(77,890,915)
Class B	(264,464)	(864,509)
Class C	(10,316,247)	(19,876,745)
Class Y	(11,263,562)	(18,328,094)

	(59,979,847)	(116,960,263)

Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	12,162,477	(52,378,817)
Class B	(3,730,548)	(7,230,685)
Class C	19,488,136	3,882,360
Class Y	161,469,120	31,678,418

	189,389,185	(24,048,724)

Net Assets
Total increase (decrease)	241,732,753	(48,571,180)

Beginning of period	1,899,164,555	1,947,735,735

End of period (including accumulated net investment income of $32,716,749 and $38,921,191, respectively)	$2,140,897,308	$1,899,164,555

1. January 29, 2016 represents the last business day of the Fund’s reporting period. See Note 2 of the accompanying Notes.

See accompanying Notes to Financial Statements.

53        OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

STATEMENT OF CASH FLOWS For the Six Months Ended January 29, 20161 Unaudited

Cash Flows from Operating Activities
Net increase in net assets from operations	$112,323,415

Adjustments to reconcile net increase in net assets from operations to net cash used in operating activities:
Purchase of investment securities	(319,240,464)
Proceeds from disposition of investment securities	142,468,980
Short-term investment securities, net	5,690,432
Premium amortization	4,593,383
Discount accretion	(14,969,125)
Net realized gain on investments	(10,336,005)
Net change in unrealized appreciation/depreciation on investments	(48,212,005)
Change in assets:
Decrease in other assets	312,799
Increase in interest receivable	(159,135)
Increase in receivable for securities sold	(12,560,703)
Change in liabilities:
Decrease in other liabilities	(99,266)
Increase in payable for securities purchased	40,148,257

Net cash used in operating activities	(100,039,437)

Cash Flows from Financing Activities
Proceeds from borrowings	14,100,000
Payments on borrowings	(14,100,000)
Payments on short-term floating rate notes issued	(33,625,000)
Proceeds from shares sold	416,231,961
Payments on shares redeemed	(262,217,236)
Cash distributions paid	(11,908,641)

Net cash provided by financing activities	108,481,084

Net increase in cash	8,4 41,647

Cash, beginning balance	19,208,558

Cash, ending balance	$27,650,205

Supplemental disclosure of cash flow information:

Noncash financing activities not included herein consist of reinvestment of dividends and distributions of $47,941,402.

Cash paid for interest on borrowings—$1,555.

Cash paid for interest on short-term floating rate notes issued—$657,840.

1. January 29, 2016 represents the last business day of the Fund’s reporting period. See Note 2 of the accompanying Notes.

See accompanying Notes to Financial Statements.

54        OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

FINANCIAL HIGHLIGHTS

Class A	Six Months Ended January 29, 2016[1] (Unaudited)	Year Ended July 31, 2015	Year Ended July 31, 2014	Year Ended July 31, 2013	Year Ended July 31, 2012	Year Ended July 29, 2011[1]

Per Share Operating Data
Net asset value, beginning of period	$6.76	$6.84	$6.65	$7.19	$6.27	$6.39

Income (loss) from investment operations:
Net investment income[2]	0.19	0.42	0.43	0.40	0.43	0.46
Net realized and unrealized gain (loss)	0.20	(0.08)	0.16	(0.55)	0.90	(0.17)

Total from investment operations	0.39	0.34	0.59	(0.15)	1.33	0.29

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.21)	(0.42)	(0.40)	(0.39)	(0.41)	(0.41)

Net asset value, end of period	$6.94	$6.76	$6.84	$6.65	$7.19	$6.27

Total Return, at Net Asset Value[3]	5.81%	4.88%	9.18%	(2.32)%	21.90%	4.97%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,283,167	$1,237,668	$1,305,586	$1,586,019	$1,888,870	$1,619,244

Average net assets (in thousands)	$1,255,691	$1,306,597	$1,405,201	$1,914,142	$1,677,433	$1,779,808

Ratios to average net assets:[4]
Net investment income	5.44%	6.04%	6.40%	5.52%	6.45%	7.39%
Expenses excluding interest and fees on short-term floating rate notes issued and interest and fees from borrowings	0.83%	0.87%	0.82%	0.74%	0.77%	0.74%
Interest and fees from borrowings	0.06%	0.09%	0.09%	0.08%	0.10%	0.13%
Interest and fees on short-term floating rate notes issued[5]	0.07%	0.08%	0.17%	0.10%	0.17%	0.21%

Total expenses	0.96%	1.04%	1.08%	0.92%	1.04%	1.08%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.96%	1.04%	1.08%	0.92%	1.04%	1.08%

Portfolio turnover rate	7%	9%	10%	13%	21%	30%

1. January 29, 2016 and July 29, 2011 represent the last business days of the Fund’s respective reporting periods. See Note 2 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

See accompanying Notes to Financial Statements.

55        OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

FINANCIAL HIGHLIGHTS Continued

Class B	Six Months Ended January 29, 2016[1] (Unaudited)	Year Ended July 31, 2015	Year Ended July 31, 2014	Year Ended July 31, 2013	Year Ended July 31, 2012	Year Ended July 29, 2011[1]

Per Share Operating Data
Net asset value, beginning of period	$6.72	$6.80	$6.61	$7.15	$6.24	$6.36

Income (loss) from investment operations:
Net investment income[2]	0.16	0.37	0.37	0.34	0.37	0.40
Net realized and unrealized gain (loss)	0.20	(0.09)	0.17	(0.55)	0.89	(0.16)

Total from investment operations	0.36	0.28	0.54	(0.21)	1.26	0.24

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.18)	(0.36)	(0.35)	(0.33)	(0.35)	(0.36)

Net asset value, end of period	$6.90	$6.72	$6.80	$6.61	$7.15	$6.24

Total Return, at Net Asset Value[3]	5.45%	4.12%	8.39%	(3.15)%	20.84%	4.11%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$8,687	$12,148	$19,426	$26,593	$36,439	$34,889

Average net assets (in thousands)	$9,852	$16,554	$22,337	$33,430	$34,260	$37,308

Ratios to average net assets:[4]
Net investment income	4.71%	5.30%	5.61%	4.69%	5.62%	6.54%
Expenses excluding interest and fees on short-term floating rate notes issued and interest and fees from borrowings	1.58%	1.63%	1.61%	1.57%	1.61%	1.60%
Interest and fees from borrowings	0.06%	0.09%	0.09%	0.08%	0.10%	0.13%
Interest and fees on short-term floating rate notes issued[5]	0.07%	0.08%	0.17%	0.10%	0.17%	0.21%

Total expenses	1.71%	1.80%	1.87%	1.75%	1.88%	1.94%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.71%	1.80%	1.87%	1.75%	1.88%	1.94%

Portfolio turnover rate	7%	9%	10%	13%	21%	30%

1. January 29, 2016 and July 29, 2011 represent the last business days of the Fund’s respective reporting periods. See Note 2 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

See accompanying Notes to Financial Statements.

56        OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

Class C	Six Months Ended January 29, 2016[1] (Unaudited)	Year Ended July 31, 2015	Year Ended July 31, 2014	Year Ended July 31, 2013	Year Ended July 31, 2012	Year Ended July 29, 2011[1]

Per Share Operating Data
Net asset value, beginning of period	$6.71	$6.80	$6.60	$7.15	$6.24	$6.36

Income (loss) from investment operations:
Net investment income[2]	0.16	0.37	0.37	0.34	0.38	0.40
Net realized and unrealized gain (loss)	0.20	(0.10)	0.18	(0.55)	0.89	(0.15)

Total from investment operations	0.36	0.27	0.55	(0.21)	1.27	0.25

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.18)	(0.36)	(0.35)	(0.34)	(0.36)	(0.37)

Net asset value, end of period	$6.89	$6.71	$6.80	$6.60	$7.15	$6.24

Total Return, at Net Asset Value[3]	5.46%	3.98%	8.58%	(3.24)%	20.91%	4.18%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$402,640	$373,089	$374,108	$450,498	$527,392	$418,638

Average net assets (in thousands)	$384,379	$379,042	$381,177	$539,108	$454,431	$455,782

Ratios to average net assets:[4]
Net investment income	4.69%	5.30%	5.62%	4.75%	5.66%	6.60%
Expenses excluding interest and fees on short-term floating rate notes issued and interest and fees from borrowings	1.58%	1.63%	1.59%	1.51%	1.55%	1.53%
Interest and fees from borrowings	0.06%	0.09%	0.09%	0.08%	0.10%	0.13%
Interest and fees on short-term floating rate notes issued[5]	0.07%	0.08%	0.17%	0.10%	0.17%	0.21%

Total expenses	1.71%	1.80%	1.85%	1.69%	1.82%	1.87%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.71%	1.80%	1.85%	1.69%	1.82%	1.87%

Portfolio turnover rate	7%	9%	10%	13%	21%	30%

1. January 29, 2016 and July 29, 2011 represent the last business days of the Fund’s respective reporting periods. See Note 2 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

See accompanying Notes to Financial Statements.

57        OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

FINANCIAL HIGHLIGHTS Continued

Class Y	Six Months Ended January 29, 2016[1] (Unaudited)	Year Ended July 31, 2015	Year Ended July 31, 2014	Year Ended July 31, 2013	Year Ended July 31, 2012	Period Ended July 29, 2011[1,2]

Per Share Operating Data
Net asset value, beginning of period	$6.74	$6.82	$6.63	$7.17	$6.26	$6.19

Income (loss) from investment operations:
Net investment income[3]	0.19	0.44	0.44	0.42	0.44	0.30
Net realized and unrealized gain (loss)	0.21	(0.09)	0.16	(0.55)	0.89	0.05

Total from investment operations	0.40	0.35	0.60	(0.13)	1.33	0.35

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.22)	(0.43)	(0.41)	(0.41)	(0.42)	(0.28)

Net asset value, end of period	$6.92	$6.74	$6.82	$6.63	$7.17	$6.26

Total Return, at Net Asset Value[4]	5.96%	5.16%	9.47%	(2.11)%	22.06%	6.03%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$446,403	$276,260	$248,616	$198,648	$289,075	$52,976

Average net assets (in thousands)	$357,305	$294,301	$245,234	$278,098	$159,256	$22,067

Ratios to average net assets:[5]
Net investment income	5.64%	6.30%	6.59%	5.75%	6.55%	7.47%
Expenses excluding interest and fees on short-term floating rate notes issued and interest and fees from borrowings	0.59%	0.63%	0.58%	0.51%	0.52%	0.54%
Interest and fees from borrowings	0.06%	0.09%	0.09%	0.08%	0.10%	0.10%
Interest and fees on short-term floating rate notes issued[6]	0.07%	0.08%	0.17%	0.10%	0.17%	0.21%

Total expenses	0.72%	0.80%	0.84%	0.69%	0.79%	0.85%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.72%	0.80%	0.84%	0.69%	0.79%	0.85%

Portfolio turnover rate	7%	9%	10%	13%	21%	30%

1. January 29, 2016 and July 29, 2011 represent the last business days of the Fund’s respective reporting periods. See Note 2 of the accompanying Notes.

2. For the period from November 29, 2010 (inception of offering) to July 29, 2011.

3. Per share amounts calculated based on the average shares outstanding during the period.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

6. Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

See accompanying Notes to Financial Statements.

58        OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS January 29, 2016 Unaudited

1. Organization

Oppenheimer Rochester AMT-Free Municipal Fund (the “Fund”) is a diversified open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”), as amended. The Fund’s investment objective is to seek tax-free income. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI.

The Fund offers Class A, Class C and Class Y shares, and previously offered Class B shares for new purchase through June 29, 2012. Subsequent to that date, no new purchases of Class B shares are permitted, however reinvestment of dividend and/or capital gain distributions and exchanges of Class B shares into and from other Oppenheimer funds are allowed. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class C shares are sold, and Class B shares were sold, without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class Y shares are sold to certain institutional investors or intermediaries without either a front-end sales charge or a CDSC, however, the intermediaries may impose charges on their accountholders who beneficially own Class Y shares. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B and C shares have separate distribution and/or service plans under which they pay fees. Class Y shares do not pay such fees. Class B shares will automatically convert to Class A shares 72 months after the date of purchase.

The following is a summary of significant accounting policies followed in the Fund’s preparation of financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Reporting Period End Date. The last day of the Fund’s reporting period is the last day the New York Stock Exchange was open for trading during the period. The Fund’s financial statements have been presented through that date to maintain consistency with the Fund’s net asset value calculations used for shareholder transactions.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

59        OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

2. Significant Accounting Policies

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. GAAP, are recorded on the ex-dividend date. Income distributions, if any, are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually.

The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made to shareholders prior to the Fund’s fiscal year end may ultimately be categorized as a tax return of capital.

Investment Income. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdraft at a rate equal to the Prime Rate plus 0.35%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former Trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three preceding fiscal reporting period ends.

During the fiscal year ended July 31, 2015, the Fund utilized $19,146,835 of capital loss carryforward to offset capital gains realized in that fiscal year. Details of the fiscal year ended July 31, 2015 capital loss carryforwards are included in the table below. Capital loss

60        OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

2. Significant Accounting Policies

carryforwards with no expiration, if any, must be utilized prior to those with expiration dates. Capital losses with no expiration will be carried forward to future years if not offset by gains.

Expiring

2016	$38,527,923
2017	105,610,446
2018	177,767,456
2019	12,340,869
No expiration	115,119,139

Total	$449,365,833

At period end, it is estimated that the capital loss carryforwards would be $334,246,694 expiring by 2019 and $104,783,134, which will not expire. The estimated capital loss carryforward represents the carryforward as of the end of the last fiscal year, increased or decreased by capital losses or gains realized in the first six months of the current fiscal year. During the reporting period, it is estimated that the Fund will utilize $10,336,005 of capital loss carryforward to offset realized capital gains.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains are determined in accordance with federal income tax requirements, which may differ from the character of net investment income or net realized gains presented in those financial statements in accordance with U.S. GAAP. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes at period end are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$2,366,372,622 [1]

Gross unrealized appreciation	$157,511,746
Gross unrealized depreciation	(412,581,902)

Net unrealized depreciation	$(255,070,156)

1. The Federal tax cost of securities does not include cost of $111,553,921, which has otherwise been recognized for financial reporting purposes, related to bonds placed into trusts in conjunction with certain investment transactions. See the Inverse Floating Rate Securities note in Note 4.

Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

61        OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

3. Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading, except in the case of a scheduled early closing of the Exchange, in which case the Fund will calculate net asset value of the shares as of the scheduled early closing time of the Exchange.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the mean between the bid and asked price on the principal exchange or, if not available from the principal exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) a bid from the principal exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer. A security of a foreign issuer traded on a foreign exchange, but not listed on a registered U.S. securities exchange, is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage

62        OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

3. Securities Valuation (Continued)

obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors

Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.

Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security, the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior

63        OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

3. Securities Valuation (Continued)

day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities at period end based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value

Assets Table
Investments, at Value:
Municipal Bonds and Notes
Alabama	$—	$86,603,701	$—	$86,603,701
Alaska	—	426,395	—	426,395
Arizona	—	51,540,158	—	51,540,158
Arkansas	—	—	1,112,538	1,112,538
California	—	284,538,011	—	284,538,011
Colorado	—	24,408,737	—	24,408,737
Connecticut	—	832,062	—	832,062
Delaware	—	4,973,635	—	4,973,635
District of Columbia	—	21,906,349	—	21,906,349
Florida	—	229,537,575	815,872	230,353,447
Georgia	—	7,960,791	—	7,960,791
Idaho	—	1,142,739	—	1,142,739
Illinois	—	228,676,040	—	228,676,040
Indiana	—	38,388,188	—	38,388,188

64        OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

3. Securities Valuation (Continued)

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value

Municipal Bonds and Notes (Continued)
Iowa	$—	$3,131,377	$—	$3,131,377
Kansas	—	2,954,977	—	2,954,977
Kentucky	—	19,365,329	—	19,365,329
Louisiana	—	64,346,934	—	64,346,934
Maine	—	8,299,830	—	8,299,830
Maryland	—	3,253,644	—	3,253,644
Massachusetts	—	12,472,108	5,758	12,477,866
Michigan	—	97,596,239	—	97,596,239
Minnesota	—	2,021,370	—	2,021,370
Mississippi	—	1,057,663	—	1,057,663
Missouri	—	45,628,001	—	45,628,001
Montana	—	4,478,483	—	4,478,483
Nebraska	—	16,989,469	—	16,989,469
Nevada	—	15,633,350	—	15,633,350
New Hampshire	—	60,178,175	—	60,178,175
New Jersey	—	51,555,532	—	51,555,532
New Mexico	—	2,412,775	—	2,412,775
New York	—	91,395,791	—	91,395,791
North Carolina	—	20,055	—	20,055
North Dakota	—	6,654,455	—	6,654,455
Ohio	—	172,583,236	—	172,583,236
Oklahoma	—	13,575,425	—	13,575,425
Oregon	—	3,472,603	—	3,472,603
Pennsylvania	—	59,867,112	—	59,867,112
Rhode Island	—	18,780,983	—	18,780,983
South Carolina	—	16,509,975	4,844,550	21,354,525
South Dakota	—	1,721,265	—	1,721,265
Tennessee	—	7,537,836	—	7,537,836
Texas	—	100,316,923	—	100,316,923
Utah	—	276,963	—	276,963
Vermont	—	1,218,191	—	1,218,191
Virginia	—	18,957,678	1,030,366	19,988,044
Washington	—	67,228,192	—	67,228,192
West Virginia	—	4,246,536	—	4,246,536
Wisconsin	—	32,484,362	2	32,484,364
U.S. Possessions	—	205,886,689	—	205,886,689
Corporate Bonds and Notes	—	3,394	—	3,394

Total Assets	$—	$2,215,047,301	$7,809,086	$2,222,856,387

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

The table below shows the transfers between Level 2 and Level 3. The Fund’s policy is to recognize transfers in and transfers out as of the beginning of the reporting period.

65        OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

3. Securities Valuation (Continued)

	Transfers into Level 2*	Transfers out of Level 3*

Assets Table
Investments, at Value:
Municipal Bonds and Notes
Florida	$2,751,496	$(2,751,496)
Montana	8,740,461	(8,740,461)
Corporate Bonds and Notes	3,395	(3,395)

Total Assets	$11,495,352	$(11,495,352)

*Transferred from Level 3 to Level 2 due to the availability of market data for this security.

4. Investments and Risks

Inverse Floating Rate Securities. The Fund invests in inverse floating rate securities that pay interest at a rate that varies inversely with short-term interest rates. Because inverse floating rate securities are leveraged instruments, the value of an inverse floating rate security will change more significantly in response to changes in interest rates and other market fluctuations than the market value of a conventional fixed-rate municipal security of similar maturity and credit quality, including the municipal bond underlying an inverse floating rate security.

An inverse floating rate security is created as part of a financial transaction referred to as a “tender option bond” transaction. In most cases, in a tender option bond transaction the Fund sells a fixed-rate municipal bond (the “underlying municipal bond”) to a trust (the “Trust”). The Trust then issues and sells short-term floating rate securities with a fixed principal amount representing a senior interest in the underlying municipal bond to third parties and a residual, subordinate interest in the underlying municipal bond (referred to as an “inverse floating rate security”) to the Fund. The interest rate on the short-term floating rate securities resets periodically, usually weekly, to a prevailing market rate and holders of these securities are granted the option to tender their securities back to the Trust for repurchase at their principal amount plus accrued interest thereon (the “purchase price”) periodically, usually daily or weekly. A remarketing agent for the Trust is required to attempt to re-sell any tendered short-term floating rate securities to new investors for the purchase price. If the remarketing agent is unable to successfully re-sell the tendered short-term floating rate securities, a liquidity provider to the Trust must contribute cash to the Trust to ensure that the tendering holders receive the purchase price of their securities on the repurchase date.

Because holders of the short-term floating rate securities are granted the right to tender their securities to the Trust for repurchase at frequent intervals for the purchase price, with such payment effectively guaranteed by the liquidity provider, the securities generally bear short-term rates of interest commensurate with money market instruments. When interest is paid on the underlying municipal bond to the Trust, such proceeds are first used to pay the Trust’s administrative expenses and accrued interest to holders of the short-term floating rate securities, with any remaining amounts being paid to the Fund, as the holder of the inverse floating rate security. Accordingly, the amount of such interest on the underlying municipal bond paid to the Fund is inversely related the rate of interest on the short-term floating rate

66        OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

4. Investments and Risks (Continued)

securities. Additionally, because the principal amount of the short-term floating rate securities is fixed and is not adjusted in response to changes in the market value of the underlying municipal bond, any change in the market value of the underlying municipal bond is reflected entirely in a change to the value of the inverse floating rate security.

Typically, the terms of an inverse floating rate security grant certain rights to the Fund, as holder. For example, the Fund typically has the right upon request to require that the Trust compel a tender of the short-term floating rate securities to facilitate the Fund’s acquisition of the underlying municipal bond. Following such a request, the Fund pays the Trust the purchase price of the short-term floating rate securities and a specified portion of any market value gain on the underlying municipal bond since its deposit into the Trust, which the Trust uses to redeem the short-term floating rate securities. The Trust then distributes the underlying municipal bond to the Fund. Through the exercise of this right, the Fund can voluntarily terminate or “collapse” the Trust, terminate its investment in the related inverse floating rate security and obtain the underlying municipal bond. Additionally, the Fund also typically has the right to exchange with the Trust (i) a principal amount of short-term floating rate securities held by the Fund for a corresponding additional principal amount of the inverse floating rate security or (ii) a principal amount of the inverse floating rate security held by the Fund for a corresponding additional principal amount of short-term floating rate securities (which are typically then sold to other investors). Through the exercise of this right, the Fund may increase (or decrease) the principal amount of short-term floating rate securities outstanding, thereby increasing (or decreasing) the amount of leverage provided by the short-term floating rate securities to the Fund’s investment exposure to the underlying municipal bond.

The Fund’s investments in inverse floating rate securities involve certain risks. As short-term interest rates rise, an inverse floating rate security produces less current income (and, in extreme cases, may pay no income) and as short-term interest rates fall, an inverse floating rate security produces more current income. Thus, if short-term interest rates rise after the issuance of the inverse floating rate security, any yield advantage is reduced or eliminated. All inverse floating rate securities entail some degree of leverage represented by the outstanding principal amount of the related short-term floating rate securities, relative to the par value of the underlying municipal bond. The value of, and income earned on, an inverse floating rate security that has a higher degree of leverage will fluctuate more significantly in response to changes in interest rates and to changes in the market value of the related underlying municipal bond than that of an inverse floating rate security with a lower degree of leverage, and is more likely to be eliminated entirely under adverse market conditions. Changes in the value of an inverse floating rate security will also be more significant than changes in the market value of the related underlying municipal bond because the leverage provided by the related short-term floating rate securities increases the sensitivity of an inverse floating rate security to changes in interest rates and to the market value of the underlying municipal bond. An inverse floating rate security can be expected to underperform fixed-rate municipal bonds when the difference between long-term and short-term interest rates is decreasing (or is already small) or when long-term interest rates are rising, but can be expected to outperform fixed-rate municipal bonds when the difference between long-term and short-

67        OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

4. Investments and Risks (Continued)

term interest rates is increasing (or is already large) or when long-term interest rates are falling. Additionally, a tender option bond transaction typically provides for the automatic termination or “collapse” of a Trust upon the occurrence of certain adverse events, usually referred to as “mandatory tender events” or “tender option termination events.” These events may include, among others, a credit ratings downgrade of the underlying municipal bond below a specified level, a decrease in the market value of the underlying municipal bond below a specified amount, a bankruptcy of the liquidity provider or the inability of the remarketing agent to re-sell to new investors short-term floating rate securities that have been tendered for repurchase by holders thereof. Following the occurrence of such an event, the underlying municipal bond is generally sold for current market value and the proceeds distributed to holders of the short-term floating rate securities and inverse floating rate security, with the holder of the inverse floating rate security (the Fund) generally receiving the proceeds of such sale only after the holders of the short-term floating rate securities have received proceeds equal to the purchase price of their securities (and the liquidity provider is generally required to contribute cash to the Trust only in an amount sufficient to ensure that the holders of the short-term floating rate securities receive the purchase price of their securities in connection with such termination of the Trust). Following the occurrence of such events, the Fund could potentially lose the entire amount of its investment in the inverse floating rate security.

Finally, the Fund may enter into shortfall/reimbursement agreements with the liquidity provider of certain tender option bond transactions in connection with certain inverse floating rate securities held by the Fund. These agreements commit the Fund to reimburse the liquidity provider to the extent that the liquidity provider must provide cash to a Trust, including following the termination of a Trust resulting from the occurrence of a “mandatory tender event.” In connection with the occurrence of such an event and the termination of the Trust triggered thereby, the shortfall/reimbursement agreement will make the Fund liable for the amount of the negative difference, if any, between the liquidation value of the underlying municipal bond and the purchase price of the short-term floating rate securities issued by the Trust. Under the standard terms of a tender option bond transaction, absent such a shortfall/reimbursement agreement, the Fund, as holder of the inverse floating rate security, would not be required to make such a reimbursement payment to the liquidity provider. The Manager monitors the Fund’s potential exposure with respect to these agreements on a daily basis and intends to take action to terminate the Fund’s investment in related inverse floating rate securities, if it deems it appropriate to do so. At period end, the Fund’s maximum exposure under such agreements is estimated at $80,920,000.

When the Fund creates an inverse floating rate security in a tender option bond transaction by selling an underlying municipal bond to a Trust, the transaction is considered a secured borrowing for financial reporting purposes. As a result of such accounting treatment, the Fund includes the underlying municipal bond on its Statement of Investments and as an asset on its Statement of Assets and Liabilities (but does not separately include the related inverse floating rate security on either). The Fund also includes a liability on its Statement of Assets and Liabilities equal to the outstanding principal amount and accrued interest on the related short-term floating rate securities issued by the Trust. Interest on the underlying municipal

68        OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

4. Investments and Risks (Continued)

bond is recorded as investment income on the Fund’s Statement of Operations, while interest payable on the related short-term floating rate securities is recorded as interest expense. At period end, municipal bond holdings with a value of $184,799,311 shown on the Fund’s Statement of Investments are held by such Trusts and serve as the underlying municipal bonds for the related $113,665,000 in short-term floating rate securities issued and outstanding at that date.

At period end, the inverse floating rate securities associated with tender option bond transactions accounted for as secured borrowings were as follows:

Principal Amount	Inverse Floater[1]	Coupon Rate[2]	Maturity Date	Value

$ 3,480,000	FL COP (Dept. of Management Services) Tender Option Bond Series 2015-XF0020 Trust	12.349%	8/1/28	$ 4,638,422
4,000,000	Greater Orlando, FL Aviation Authority Tender Option Bond Series 2015-XF2019 Trust[3]	15.487	10/1/32	6,351,680
4,000,000	Houston, TX Airport System Tender Option Bond Series 2015-XF0240 Trust[3]	17.387	7/1/39	5,631,520
5,000,000	IL Finance Authority (Northwestern Memorial Hospital/Northwestern Memorial Healthcare Obligated Group) Tender Option Bond Series 2015-XF0022 Trust	18.871	8/15/39	8,306,200
1,555,000	IL Finance Authority Tender Option Bond Series 2015-XF2122 Trust[3]	15.920	5/15/29	2,018,266
3,650,000	MI Hospital Finance Authority Tender Option Bond Series 2015-XF2129 Trust[3]	19.560	12/1/23	5,807,588
10,790,000	NH H&EFA (LRG Healthcare) Tender Option Bond Series 2015-XF0037 Trust	8.940	10/1/34	14,184,966
5,215,000	NH H&EFA Tender Option Bond Series 2015- XF2144 Trust[3]	22.572	4/1/38	9,619,380
2,500,000	Orange County, FL School Board Tender Option Bond Series 2015-XF2013 Trust[3]	16.925	8/1/34	3,652,300
3,335,000	San Francisco, CA City & County COP Tender Option Bond Series 2015-XF2033[3]	11.742	10/1/33	4,814,473
3,840,000	Tarrant County, TX Cultural Education Facilities Finance Corp. ROLs[3]	18.848	11/15/29	6,109,516

				$ 71,134,311

1. For a list of abbreviations used in the Inverse Floater table see the Portfolio Abbreviations table at the end of the Statement of Investments.

2. Represents the current interest rate for the inverse floating rate security.

3. Represents an inverse floating rate security that is subject to a shortfall/reimbursement agreement.

The Fund may also purchase an inverse floating rate security created as part of a tender option bond transaction not initiated by the Fund when a third party, such as a municipal issuer or financial institution, transfers an underlying municipal bond to a Trust. For financial reporting purposes, the Fund includes the inverse floating rate security related to such transaction on its Statement of Investments and as an asset on its Statement of Assets and Liabilities, and interest on the security is recorded as investment income on the Fund’s Statement of Operations.

The Fund may invest in inverse floating rate securities with any degree of leverage (as

69        OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

4. Investments and Risks (Continued)

measured by the outstanding principal amount of related short-term floating rate securities). However, the Fund may only expose up to 20% of its total assets to the effects of leverage from its investments in inverse floating rate securities. This limitation is measured by comparing the aggregate principal amount of the short-term floating rate securities that are related to the inverse floating rate securities held by the Fund to the total assets of the Fund. The Fund’s exposure to the effects of leverage from its investments in inverse floating rate securities amounts to $113,665,000 or 4.94% of its total assets at period end.

Securities on a When-Issued or Delayed Delivery Basis. The Fund may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund’s net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.

At period end, the Fund had purchased securities issued on a when-issued or delayed delivery basis and sold securities issued on a delayed delivery basis as follows:

When-Issued or Delayed Delivery Basis Transactions

Purchased securities	$29,688,524
Sold securities	4,967,842

Credit Risk. The Fund invests in high-yield, non-investment-grade bonds, which may be subject to a greater degree of credit risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. The Fund may acquire securities that have missed an interest payment, and is not obligated to dispose of securities whose issuers or underlying obligors subsequently miss an interest payment. Information concerning securities not accruing interest at period end is as follows:

Cost	$97,295,204
Market Value	$36,027,140
Market Value as % of Net Assets	1.68%

70        OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

4. Investments and Risks (Continued)

The Fund has entered into forbearance agreements with certain obligors under which the Fund has agreed to temporarily forego receipt of the original principal or coupon interest rates. At period end, securities with an aggregate market value of $46,493,049, representing 2.17% of the Fund’s net assets, were subject to these forbearance agreements.

5. Market Risk Factors

The Fund’s investments in securities and/or financial derivatives may expose the fund to various market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer of debt to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield debt securities are subject to credit risk to a greater extent than lower-yield, higher-quality securities.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

6. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

71        OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

6. Shares of Beneficial Interest (Continued)

	Six Months Ended January 29, 2016[1]		Year Ended July 31, 2015
	Shares	Amount	Shares	Amount

Class A
Sold	20,087,436	$138,415,837	34,058,444	$236,726,509
Dividends and/or distributions reinvested	4,501,357	30,989,507	9,125,696	63,499,082
Redeemed	(22,878,655)	(157,242,867)	(50,958,542)	(352,604,408)

Net increase (decrease)	1,710,138	$12,162,477	(7,774,402)	$(52,378,817)

Class B
Sold	34,568	$237,356	15,231	$104,938
Dividends and/or distributions reinvested	33,931	231,949	108,202	749,027
Redeemed	(617,728)	(4,199,853)	(1,171,981)	(8,084,650)

Net decrease	(549,229)	$(3,730,548)	(1,048,548)	$(7,230,685)

Class C
Sold	5,934,802	$40,642,109	10,083,068	$69,349,611
Dividends and/or distributions reinvested	1,120,289	7,658,531	2,131,066	14,725,937
Redeemed	(4,225,709)	(28,812,504)	(11,685,844)	(80,193,188)

Net increase	2,829,382	$19,488,136	528,290	$3,882,360

Class Y
Sold	32,110,288	$220,663,011	17,014,260	$117,824,299
Dividends and/or distributions reinvested	1,318,057	9,061,415	2,062,545	14,312,320
Redeemed	(9,938,197)	(68,255,306)	(14,537,326)	(100,458,201)

Net increase	23,490,148	$161,469,120	4,539,479	$31,678,418

1. January 29, 2016 represents the last business day of the Fund’s reporting period. See Note 2.

7. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the reporting period were as follows:

	Purchases	Sales

Investment securities	$319,240,464	$142,468,980

8. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

72        OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

8. Fees and Other Transactions with Affiliates (Continued)

Fee Schedule

Up to $200 million	0.60%
Next $100 million	0.55
Next $200 million	0.50
Next $250 million	0.45
Next $250 million	0.40
Next $4 billion	0.35
Over $5 billion	0.33

The Fund’s effective management fee for the reporting period was 0.41% of average annual net assets before any applicable waivers.

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

Transfer Agent Fees. OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. The Fund pays the Transfer Agent a fee based on annual net assets. Fees incurred and average net assets for each class with respect to these services are detailed in the Statement of Operations and Financial Highlights, respectively.

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Trustees’ Compensation. The Fund has adopted an unfunded retirement plan (the “Plan”) for the Fund’s Independent Trustees. Benefits are based on years of service and fees paid to each Trustee during their period of service. The Plan was frozen with respect to adding new participants effective December 31, 2006 (the “Freeze Date”) and existing Plan Participants as of the Freeze Date will continue to receive accrued benefits under the Plan. Active Independent Trustees as of the Freeze Date have each elected a distribution method with respect to their benefits under the Plan. During the reporting period, the Fund’s projected benefit obligations, payments to retired Trustees and accumulated liability were as follows:

Projected Benefit Obligations Increased	$—
Payments Made to Retired Trustees	17,076
Accumulated Liability as of January 29, 2016	117,571

73        OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

8. Fees and Other Transactions with Affiliates (Continued)

The Fund’s Board of Trustees (“Board”) has adopted a compensation deferral plan for Independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of Trustees’ fees under the plan will not affect the net assets of the Fund and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.

Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

Distribution and Service Plans for Class B and Class C Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class B and Class C shares pursuant to Rule 12b-1 under the 1940 Act to compensate the Distributor for distributing those share classes, maintaining accounts and providing shareholder services. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares’ daily net assets. The Fund also pays a service fee under the Plans at an annual rate of 0.25% of daily net assets. The Plans continue in effect from year to year only if the Fund’s Board of Trustees votes annually to approve their continuance at an in person meeting called for that purpose. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations.

Sales Charges. Front-end sales charges and CDSC do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the

74        OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

8. Fees and Other Transactions with Affiliates (Continued)

Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

Six Months Ended	Class A Front-End Sales Charges Retained by Distributor	Class A Contingent Deferred Sales Charges Retained by Distributor	Class B Contingent Deferred Sales Charges Retained by Distributor	Class C Contingent Deferred Sales Charges Retained by Distributor

January 29, 2016	$68,569	$15,594	$8,539	$6,439

9. Borrowings and Other Financing

Borrowings. The Fund can borrow money from banks in amounts up to one third of its total assets (including the amount borrowed) less all liabilities and indebtedness other than borrowings (meaning that the value of those assets must be at least 300% of the amount borrowed). The Fund can use those borrowings for investment-related purposes such as purchasing portfolio securities. The Fund also may borrow to meet redemption obligations or for temporary and emergency purposes. When the Fund invests borrowed money in portfolio securities, it is using a speculative investment technique known as leverage and changes in the value of the Fund’s investments will have a larger effect on its share price than if it did not borrow because of the effect of leverage.

The Fund can also use the borrowings for other investment-related purposes, including in connection with the Fund’s inverse floater investments as discussed in Note 4. The Fund may use the borrowings to reduce the leverage amount of, or unwind or “collapse” trusts that issued “inverse floaters” owned by the Fund, or in circumstances in which the Fund has entered into a shortfall and forbearance agreement with the sponsor of the inverse floater trust to meet the Fund’s obligation to reimburse the sponsor of the inverse floater for the difference between the liquidation value of the underlying bond and the amount due to holders of the short-term floating rate notes issued by the Trust. See the discussion in Note 4 (Inverse Floating Rate Securities) for additional information.

The Fund will pay interest and may pay other fees in connection with loans. If the Fund does borrow, it will be subject to greater expenses than funds that do not borrow. The interest on borrowed money and the other fees incurred in conjunction with loans are an expense that might reduce the Fund’s yield and return. Expenses incurred by the Fund with respect to interest on borrowings and commitment fees are disclosed separately or as other expenses on the Statement of Operations.

The Fund entered into a Revolving Credit and Security Agreement (the “Agreement”) with conduit lenders and Citibank N.A. which enables it to participate with certain other Oppenheimer funds in a committed, secured borrowing facility that permits borrowings of up to $2.5 billion, collectively, by the Oppenheimer Rochester Funds. To secure the loan, the Fund pledges investment securities in accordance with the terms of the Agreement. Securities held in collateralized accounts to cover these borrowings are noted in the Statement of Investments. Interest is charged to the Fund, based on its borrowings, at current commercial paper issuance rates (0.4783% at period end). The Fund pays additional fees monthly to its lender on its outstanding borrowings to manage and administer the facility and is allocated its

75        OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

9. Borrowings and Other Financing (Continued)

pro-rata share of an annual structuring fee and ongoing commitment fees both of which are based on the total facility size. Total fees and interest that are included in expenses on the Fund’s Statement of Operations related to its participation in the borrowing facility during the reporting period equal 0.04% of the Fund’s average net assets on an annualized basis. The Fund has the right to prepay such loans and terminate its participation in the conduit loan facility at any time upon prior notice.

At period end, the Fund had no borrowings outstanding.

Details of the borrowings for the reporting period are as follows:

Average Daily Loan Balance	$298,370
Average Daily Interest Rate	0.317%
Fees Paid	$111,150
Interest Paid	$1,555

Reverse Repurchase Agreements. The Fund may engage in reverse repurchase agreements. A reverse repurchase agreement is the sale of one or more securities to a counterparty at an agreed-upon purchase price with the simultaneous agreement to repurchase those securities on a future date at a higher repurchase price. The repurchase price represents the repayment of the purchase price and interest accrued thereon over the term of the repurchase agreement. The cash received by the Fund in connection with a reverse repurchase agreement may be used for investment-related purposes such as purchasing portfolio securities or for other purposes such as those described in the preceding “Borrowings” note.

The Fund entered into a Committed Repurchase Transaction Facility (the “Facility”) with J.P. Morgan Securities LLC (the “counterparty’) which enables it to participate with certain other Oppenheimer funds in a committed reverse repurchase agreement facility that permits aggregate outstanding reverse repurchase agreements of up to $750 million, collectively. Interest is charged to the Fund on the purchase price of outstanding reverse repurchase agreements at current LIBOR rates plus an applicable spread. The Fund is also allocated its pro-rata share of an annual structuring fee based on the total Facility size and ongoing commitment fees based on the total unused amount of the Facility. The Fund retains the economic exposure to fluctuations in the value of securities subject to reverse repurchase agreements under the Facility and therefore these transactions are considered secured borrowings for financial reporting purposes. The Fund also continues to receive the economic benefit of interest payments received on securities subject to reverse repurchase agreements, in the form of a direct payment from the counterparty. These payments are included in interest income on the Statement of Operations. Total fees and interest related to the Fund’s participation in the Facility during the reporting period are included in expenses on the Fund’s Statement of Operations and equal 0.02% of the Fund’s average net assets on an annualized basis.

The securities subject to reverse repurchase agreements under the Facility are valued on a daily basis. To the extent this value, after adjusting for certain margin requirements of the Facility, exceeds the cash proceeds received, the Fund may request the counterparty to return securities equal in margin value to this excess. To the extent that the cash proceeds received

76        OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

9. Borrowings and Other Financing (Continued)

exceed the margin value of the securities subject to the transaction, the counterparty may request additional securities from the Fund. The Fund has the right to declare each Wednesday as the repurchase date for any outstanding reverse repurchase agreement upon delivery of advanced notification and may also recall any security subject to such a transaction by substituting eligible securities of equal or greater margin value according to the Facility’s terms.

Securities subject to reverse repurchase agreements are separately noted in the Statement of Investments. The Fund executed no transactions under the Facility during the reporting period.

Details of reverse repurchase agreement transactions for the reporting period are as follows:

Fees Paid	$307,015

10. Pending Litigation

In 2009, several putative class action lawsuits were filed and later consolidated before the U.S. District Court for the District of Colorado against OppenheimerFunds, Inc. (“OFI”), OppenheimerFunds Distributor, Inc. (“OFDI”), and Oppenheimer Rochester California Municipal Fund, a fund advised by OFI Global Asset Management, Inc. and distributed by the Distributor (the “California Fund”), in connection with the California Fund’s investment performance. The plaintiffs asserted claims against OFI, OFDI and certain present and former trustees and officers of the California Fund under the federal securities laws, alleging, among other things, that the disclosure documents of the California Fund contained misrepresentations and omissions and the investment policies of the California Fund were not followed. Plaintiffs in the suit filed an amended complaint and defendants filed a motion to dismiss. In 2011, the court issued an order which granted in part and denied in part the defendants’ motion to dismiss. In 2012, plaintiffs filed a motion, which defendants opposed, to certify a class and appoint class representatives and class counsel. In March 2015, the court granted plaintiffs’ motion for class certification. In May 2015, the U.S. Court of Appeals for the Tenth Circuit vacated the class certification order and remanded the matter to the district court for further proceedings. In October 2015, the district court reaffirmed its order and determined that the suit will proceed as a class action. In December 2015, the Tenth Circuit denied defendants’ petition to appeal the district court’s reaffirmed class certification order.

OFI and OFDI believe the suit is without merit; that it is premature to render any opinion as to the likelihood of an outcome unfavorable to them in the suit; and that no estimate can yet be made as to the amount or range of any potential loss. Furthermore, OFI believes that the suit should not impair the ability of OFI or OFDI to perform their respective duties to the Fund and that the outcome of the suit should not have any material effect on the operations of any of the Oppenheimer funds.

77        OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS Unaudited

The Fund has entered into an investment advisory agreement with OFI Global Asset Management, Inc. (“OFI Global” or the “Adviser”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”) (“OFI Global” and “OFI” together the “Managers”) and OFI Global has entered into a sub-advisory agreement with OFI whereby OFI provides investment sub-advisory services to the Fund (collectively, the “Agreements”). Each year, the Board of Trustees (the “Board”), including a majority of the independent Trustees, is required to determine whether to approve the terms of the Agreements and the renewal thereof. The Investment Company Act of 1940, as amended, requires that the Board request and evaluate, and that the Managers provide, such information as may be reasonably necessary to evaluate the terms of the Agreements. The Board employs an independent consultant to prepare a report that provides information, including comparative information that the Board requests for that purpose. In addition to in-person meetings focused on this evaluation, the Board receives information throughout the year regarding Fund services, fees, expenses and performance.

The Adviser, Sub-Adviser and the independent consultant provided information to the Board on the following factors: (i) the nature, quality and extent of the Managers’ services, (ii) the comparative investment performance of the Fund and the Managers, (iii) the fees and expenses of the Fund, including comparative fee and expense information, (iv) the profitability of the Managers and their affiliates, including an analysis of the cost of providing services, (v) whether economies of scale are realized as the Fund grows and whether fee levels reflect these economies of scale for Fund investors and (vi) other benefits to the Managers from their relationship with the Fund. The Board was aware that there are alternatives to retaining the Managers.

Outlined below is a summary of the principal information considered by the Board as well as the Board’s conclusions.

Nature, Quality and Extent of Services. The Board considered information about the nature, quality and extent of the services provided to the Fund and information regarding the Managers’ key personnel who provide such services. The Managers’ duties include providing the Fund with the services of the portfolio managers and the Sub-Adviser’s investment team, who provide research, analysis and other advisory services in regard to the Fund’s investments; and securities trading services. OFI Global is responsible for oversight of third-party service providers; monitoring compliance with applicable Fund policies and procedures and adherence to the Fund’s investment restrictions; risk management; and oversight of the Sub-Adviser. OFI Global is also responsible for providing certain administrative services to the Fund as well. Those services include providing and supervising all administrative and clerical personnel who are necessary in order to provide effective corporate administration for the Fund; compiling and maintaining records with respect to the Fund’s operations; preparing and filing reports required by the U.S. Securities and Exchange Commission; preparing periodic reports regarding the operations of the Fund for its shareholders; preparing proxy materials for shareholder meetings; and preparing the registration statements required by federal and state securities laws for the sale of the Fund’s shares. OFI Global also provides the Fund with office space, facilities and equipment.

The Board also considered the quality of the services provided and the quality of the Managers’ resources that are available to the Fund. The Board took account of the fact that

78        OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

the Sub-Adviser has had over fifty years of experience as an investment adviser and that its assets under management rank it among the top mutual fund managers in the United States. The Board evaluated the Managers’ advisory, administrative, accounting, legal, compliance services and risk management, and information the Board has received regarding the experience and professional qualifications of the Managers’ key personnel and the size and functions of its staff. In its evaluation of the quality of the portfolio management services provided, the Board considered the experience of Daniel Loughran, Scott Cottier, Troy Willis, Mark DeMitry, Michael Camarella, Charles Pulire and Elizabeth Mossow, the portfolio managers for the Fund, and the Sub-Adviser’s investment team and analysts. The Board members also considered the totality of their experiences with the Managers as directors or trustees of the Fund and other funds advised by the Managers. The Board considered information regarding the quality of services provided by affiliates of the Managers, which the Board members have become knowledgeable about through their experiences with the Managers and in connection with the renewal of the Fund’s service agreements. The Board concluded, in light of the Managers’ experience, reputation, personnel, operations and resources that the Fund benefits from the services provided under the Agreements.

Investment Performance of the Managers and the Fund. Throughout the year, the Managers provided information on the investment performance of the Fund, the Adviser and the Sub-Adviser, including comparative performance information. The Board also reviewed information, prepared by the Managers and by the independent consultant, comparing the Fund’s historical performance to relevant benchmarks or market indices and to the performance of other retail funds in the high yield muni category. The Board noted that the Fund’s one-year, three-year, and five-year performance was better than its category median although its ten-year performance was below its category median.

Fees and Expenses of the Fund. The Board reviewed the fees paid to the Adviser and the other expenses borne by the Fund. The Board also considered the comparability of the fees charged and the services provided to the Fund to the fees and services for other clients or accounts advised by the Adviser. The independent consultant provided comparative data in regard to the fees and expenses of the Fund and other retail front-end load high yield muni funds with comparable asset levels and distribution features. The Board noted that the Fund’s contractual management fees and total expenses were lower than its peer group median and category median.

Economies of Scale and Profits Realized by the Managers. The Board considered information regarding the Managers’ costs in serving as the Fund’s investment adviser and sub-adviser, including the costs associated with the personnel and systems necessary to manage the Fund, and information regarding the Managers’ profitability from their relationship with the Fund. The Board also considered that the Managers must be able to pay and retain experienced professional personnel at competitive rates to provide quality services to the Fund. The Board reviewed whether the Managers may realize economies of scale in managing and supporting the Fund. The Board noted that the Fund currently has management fee breakpoints, which are intended to share with Fund shareholders economies of scale that may exist as the Fund’s assets grow.

Other Benefits to the Managers. In addition to considering the profits realized by the Managers, the Board considered information that was provided regarding the direct and

79        OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS Unaudited / Continued

indirect benefits the Managers receive as a result of their relationship with the Fund, including compensation paid to the Managers’ affiliates.

Conclusions. These factors were also considered by the independent Trustees meeting separately from the full Board, assisted by experienced counsel to the Fund and to the independent Trustees. Fund counsel and the independent Trustees’ counsel are independent of the Managers within the meaning and intent of the Securities and Exchange Commission Rules.

Based on its review of the information it received and its evaluations described above, the Board, including a majority of the independent Trustees, decided to continue the Agreements through September 30, 2016. In arriving at its decision, the Board did not identify any factor or factors as being more important than others, but considered all of the above information, and considered the terms and conditions of the Agreements, including the management fees, in light of all the surrounding circumstances.

80        OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

PORTFOLIO PROXY VOTING POLICIES AND GUIDELINES; UPDATES TO STATEMENTS OF INVESTMENTS Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Guidelines under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Guidelines is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Householding—Delivery of Shareholder Documents

This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.

Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.

81        OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

Trustees and Officers	Brian F. Wruble, Chairman of the Board of Trustees and Trustee
As of 3/1/16	Beth Ann Brown, Trustee
Matthew P. Fink, Trustee
Edmund P. Giambastiani, Jr., Trustee
Elizabeth Krentzman, Trustee
Mary F. Miller, Trustee
Joel W. Motley, Trustee
Joanne Pace, Trustee
Daniel Vandivort, Trustee
Arthur P. Steinmetz, Trustee, President and Principal Executive Officer
Daniel G. Loughran, Vice President
Scott S. Cottier, Vice President
Troy E. Willis, Vice President
Mark R. DeMitry, Vice President
Michael L. Camarella, Vice President
Charles S. Pulire, Vice President
Richard Stein, Vice President
Cynthia Lo Bessette, Secretary and Chief Legal Officer
Jennifer Sexton, Vice President and Chief Business Officer
Mary Ann Picciotto, Chief Compliance Officer and Chief Anti-Money
Laundering Officer
Brian S. Petersen, Treasurer and Principal Financial & Accounting Officer

Manager	OFI Global Asset Management, Inc.

Sub-Adviser	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder	OFI Global Asset Management, Inc.
Servicing Agent

Sub-Transfer Agent	Shareholder Services, Inc.
DBA OppenheimerFunds Services

Independent Registered	KPMG LLP
Public Accounting Firm

Legal Counsel	Kramer Levin Naftalis & Frankel LLP

The financial statements included herein have been taken from the records of the Fund without examination of those records by the independent registered public accounting firm.

© 2016 OppenheimerFunds, Inc.  All rights reserved.

82        OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

PRIVACY POLICY NOTICE

As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.

Information Sources

We obtain nonpublic personal information about our shareholders from the following sources:

●	Applications or other forms
●	When you create a user ID and password for online account access
●	When you enroll in eDocs Direct, our electronic document delivery service
●	Your transactions with us, our affiliates or others
●	A software program on our website, often referred to as a “cookie,” which indicates which parts of our site you’ve visited
●	When you set up challenge questions to reset your password online

If you visit oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.

We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.

If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.

We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide a better service for our website visitors.

Protection of Information

We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

Disclosure of Information

Copies of confirmations, account statements and other documents reporting activity in your fund accounts are made available to your financial advisor (as designated by you). We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest financial services or educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.

Right of Refusal

We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.

83        OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

PRIVACY POLICY NOTICE Continued

Internet Security and Encryption

In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/or personal information should only be communicated via email when you are advised that you are using a secure website. As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.

We do not guarantee or warrant that any part of our website, including files available for download, are free of viruses or other harmful code. It is your responsibility to take appropriate precautions, such as use of an anti-virus software package, to protect your computer hardware and software.

●	All transactions, including redemptions, exchanges and purchases, are secured by SSL and 256-bit encryption. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.
●	Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.
●	You can exit the secure area by either closing your browser, or for added security, you can use the Log Out button before you close your browser.

Other Security Measures

We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.

How You Can Help

You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, do not allow it to be used by anyone else. Also, take special precautions when accessing your account on a computer used by others.

Who We Are

This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds, Inc., each of its investment adviser subsidiaries, OppenheimerFunds Distributor, Inc. and OFI Global Trust Co. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated March 2015. In the event it is updated or changed, we will post an updated notice on our website at oppenheimerfunds.com. If you have any questions about this privacy policy, write to us at P.O. Box 5270, Denver, CO 80217-5270, email us by clicking on the Contact Us section of our website at oppenheimerfunds.com or call us at 1.800.CALL OPP (225.5677).

84        OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

THIS PAGE INTENTIONALLY LEFT BLANK.

85        OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

THIS PAGE INTENTIONALLY LEFT BLANK.

86        OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

THIS PAGE INTENTIONALLY LEFT BLANK.

87        OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

Visit us at oppenheimerfunds.com for 24-hr access to account information and transactions or call us at 800 CALL OPP (800 225 5677) for 24-hr automated information and automated transactions. Representatives also available Mon–Fri 8am–8pm ET.

Visit Us oppenheimerfunds.com Call Us 800 225 5677 Follow Us

Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc.

225 Liberty Street, New York, NY 10281-1008

© 2016 OppenheimerFunds Distributor, Inc. All rights reserved.

RS0310.001.0116    March 24, 2016

Item 2.  Code of Ethics.

Not applicable to semiannual reports.

Item 3.  Audit Committee Financial Expert.

Not applicable to semiannual reports.

Item 4.  Principal Accountant Fees and Services.

Not applicable to semiannual reports.

Item 5.  Audit Committee of Listed Registrants

Not applicable.

Item 6.  Schedule of Investments.

a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

b) Not applicable.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards

None

Item 11.  Controls and Procedures.

Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 1/29/2016, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)	(1) Not applicable to semiannual reports.

(2) Exhibits attached hereto.

(3) Not applicable.

(b)	Exhibit attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Rochester AMT-Free Municipal Fund

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	3/15/2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	3/15/2016

By:	/s/ Brian S. Petersen
Brian S. Petersen
Principal Financial Officer
Date:	3/15/2016